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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Supplemented and Restated)

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/ /	Preliminary Proxy Statement
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/x/	Definitive Proxy Statement
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/ /	Soliciting Material Pursuant to §240.14a-12
QAD INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THIS PROXY STATEMENT IS BEING REFILED SOLELY TO INCLUDE APPENDIX B - QAD INC. 1997 STOCK INCENTIVE PROGRAM

QAD INC. 6450 Via Real Carpinteria, California 93013 805-684-6614

June 7, 2001

To All QAD Inc. Stockholders:

    QAD previously sent to you notice of its June 7, 2001 annual meeting and its related Proxy Statement dated May 8, 2001 containing information about the matters to be acted upon at the annual meeting. The Board of Directors has subsequently determined that additional information should be provided to you in connection with your votes on such matters. For this reason, we have enclosed a Supplemented and Restated Proxy Statement dated June 7, 2001 and a new Proxy Card. Please disregard the original Proxy Statement and Proxy Card.

    There are no new proposals in the Supplemented and Restated Proxy Statement. You are still asked to elect two directors, to approve an increase in the number of shares of QAD's common stock reserved for issuance under the QAD Inc. 1997 Stock Incentive Program by 4,000,000 shares, and to ratify the selection of the independent auditors.

    The new information provided primarily pertains to the composition, activities and charter of QAD's audit committee and to the QAD Inc. 1997 Stock Incentive Program. In addition to providing you with this added information, the board has determined to provide you with additional time to consider such information. Accordingly, the annual meeting convened on June 7, 2001 was adjourned until June 28, 2001 for purposes of voting on the matters to be acted upon by the stockholders as more fully described in the Supplemented and Restated Proxy Statement enclosed.

    Regardless of whether you plan to attend the reconvened annual meeting on June 28, 2001, to ensure your participation in it please complete, sign, date and return the enclosed Proxy Card promptly. If you attend the reconvened meeting, you may revoke your proxy at that time and vote in person, if you wish, even if you have previously returned your form of proxy.

IMPORTANT: THIS IS A SUPPLEMENTED AND RESTATED PROXY STATEMENT. THE PREVIOUS PROXY STATEMENT SHOULD BE DISREGARDED. THE ORIGINAL PROXY CARD WILL NOT BE COUNTED. YOU ARE BEING ASKED TO VOTE AGAIN IN PERSON OR BY PROXY UTILIZING THE ATTACHED PROXY CARD.

TO VOTE BY PROXY, YOU MUST SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY TO EFFECT YOUR VOTE.

                      Sincerely,

                      Karl F. Lopker
                       Chief Executive Officer

QAD Inc.
6450 Via Real
Carpinteria, California 93013

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

June 7, 2001
10:00 a.m. Pacific Time

Adjourned To June 28, 2001
10:00 a.m. Pacific Time

To the Stockholders of QAD Inc.:

NOTICE is hereby given that the annual meeting of stockholders of QAD Inc., a Delaware corporation, convened on Thursday, June 7, 2001, 10:00 a.m. Pacific Time has been adjourned to:

    Time: Thursday, June 28, 2001, 10:00 a.m. Pacific Time

    Place: QAD Inc., 6267 Carpinteria Avenue, Carpinteria, California 93013

    Purposes:

  1.
  To elect two directors to hold office until the annual meeting of stockholders in 2004 (Class III Directors);

  2.
  To approve an amendment to the QAD Inc. 1997 Stock Incentive Program increasing the number of shares of common stock reserved for issuance by 4,000,000 shares;

  3.
  To ratify the appointment of independent auditors; and

  4.
  To conduct other business if it is properly raised.

    The items of business are more fully described in the Supplemented and Restated Proxy Statement accompanying this Notice. Only stockholders of record on April 9, 2001 may vote at the meeting.

    Your vote is important. Please promptly complete, sign, date and return your proxy card in the enclosed envelope or fax to 856-840-2503.

                      By Order of the Board of Directors

                      Roland B. Desilets
                       Secretary

Carpinteria, California

June 7, 2001

QAD Inc.
6450 Via Real
Carpinteria, CA 93013

SUPPLEMENTED AND RESTATED PROXY STATEMENT

The Board of Directors of QAD is using this proxy statement to solicit proxies from the holders of QAD Inc. common stock to be used at the annual meeting of stockholders, as adjourned. This meeting was convened on June 7, 2001 at 10:00 a.m. Pacific Time, and was adjourned to June 28, 2001 at 10:00 a.m. Pacific Time. We first mailed a proxy statement and the accompanying form of proxy to QAD stockholders on or about May 8, 2001. This Supplemented and Restated Proxy Statement and the accompanying form of proxy is being mailed to QAD stockholders on or about June 7, 2001.

Matters relating to the annual meeting:

Time and Place of Meeting:	June 7, 2001 10:00 a.m. Pacific Time Fess Parker's DoubleTree Resort 633 East Cabrillo Street Santa Barbara, California 93103
Time and Place of Reconvened Meeting:	June 28, 2001 10:00 a.m. Pacific Time QAD Inc. 6267 Carpinteria Avenue Carpinteria, California 93013
Record Date:	April 9, 2001
Outstanding Shares Held on Record Date:	33,989,846 shares of common stock
Shares Entitled to Vote:	33,683,437 shares of common stock (excludes 306,409 shares held in QAD's treasury)
Quorum Requirement:
A quorum of stockholders is necessary to hold a valid meeting. The presence in person or by proxy at the meeting of holders of shares representing a majority of the votes of the common stock entitled to vote at the meeting is a quorum.

Abstentions and broker "non-votes" count as present for establishing a quorum. Shares held by QAD in its treasury do not count toward a quorum. A broker non-vote occurs on an item when a broker is not permitted to vote on that item without instruction from the beneficial owner of the shares and no instruction is given.

Shares Owned of Record by QAD Officers and Directors on April 9, 2001	21,323,242 shares of common stock. In total, these shares represent approximately 63% of the voting power of QAD's common stock.
These individuals have indicated that they will vote in favor of the proposals recommended by QAD's board.
Annual Report:
The annual report was previously sent to you in connection with the original proxy statement. The annual report is not proxy soliciting material. If you would like an additional copy, please contact QAD at the address set forth below for company contact.
Company Contact:	You may contact QAD for additional information or copies of the annual report by mailing us at:
6450 Via Real Carpinteria, California 93013 Attn: Investor Relations
Or telephoning us at: (805) 566-5139
The proposals:
ITEM I:	To elect two directors to hold office until the annual meeting of stockholders in the year 2004 (Class III directors).
ITEM II:	To approve an amendment to the QAD Inc. 1997 Stock Incentive Program increasing the number of shares of QAD common stock reserved for issuance by 4,000,000 shares.
ITEM III:	To ratify the appointment of KPMG LLP as QAD's independent auditors for QAD's 2002 fiscal year.
ITEM IV:	To conduct other business if it is properly raised.
Votes necessary to approve the proposals:
ITEM I. Election of Directors:	Directors are elected by a plurality of the votes represented by the shares of common stock present at the meeting in person or by proxy.

This means that the director nominees with the most affirmative votes are elected to fill the available seats. Only the number of votes "FOR" affect the outcome. Withheld votes and abstentions have no effect on the vote.
Because two directors are up for election, the two nominees with the greatest number of votes will be elected to fill the vacancies.

ITEM II. Amendment of Stock Program:
The approval of the amendment to the QAD Inc. 1997 Stock Incentive Program to increase the shares reserved for issuance under the plan requires the affirmative vote of a majority of the votes cast by holders of the common stock present, in person or by proxy, and entitled to vote at the meeting. Withheld votes and abstentions have the same effect as a vote against approval.
ITEM III. Ratification of Independent Auditors:
Ratification of the selection of KPMG LLP as QAD's independent auditors for the 2002 fiscal year requires a majority of the votes cast by holders of the common stock. Abstentions have no effect on the vote.

    The stockholders have no dissenters' or appraisal rights in connection with any of Items I, II or III.

Proxies

    Voting Your Proxy.  You may vote in person at the meeting or by proxy. We recommend you vote by proxy even if you plan to attend the meeting. You can always change your vote at the meeting.

    Voting instructions are included on your proxy card. If you properly give your proxy and submit it to us in time to vote for one of the individuals named as your proxy, we will vote your shares as you have directed. You may vote for or withhold authority to vote for QAD's director nominees. You may also vote for or against the other proposals or abstain from voting.

    If you submit your proxy but do not make specific choices, your proxy will follow the board's recommendations and vote your shares:

  •
  "FOR" the election of the two director nominees

  •
  "FOR" the amendment of the QAD Inc. 1997 Stock Incentive Program to increase the number of shares of common stock reserved for issuance by 4,000,000 shares

  •
  "FOR" the ratification of KPMG LLP as the independent auditors for QAD's 2002 fiscal year

  •
  "FOR" any proposal by QAD's board or stockholders to adjourn the annual meeting

  •
  In its discretion as to any other business as may properly come before the annual meeting

    Revoking Your Proxy.  You may revoke your proxy before it is voted by:

  •
  submitting a new proxy with a later date

  •
  notifying the company's Secretary in writing at the address provided, before the meeting, that you have revoked your proxy, or

  •
  voting in person at the meeting.

    Voting in person.  If you plan to attend the June 28, 2001 meeting and wish to vote in person, we will give you a ballot at the meeting. If you wish to attend such meeting in person, you should bring the admission ticket that accompanies the proxy card. You may also be requested to present documents for the purpose of establishing your identity. In addition, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you are the beneficial owner of the shares on April 9, 2001, the record date for voting.

    People with disabilities.  We can provide reasonable assistance to help you participate in the meeting if you tell us about your disability and that you plan to attend. Please call or write the Secretary of the company at least one week before the meeting at the number or address on the second page of this proxy statement.

    Confidential voting.  Independent inspectors count the votes. Your individual vote is kept confidential from us unless special circumstances exist. For example, a copy of your proxy card will be sent to us if you write comments on the card.

    Proxy solicitation.  We will pay our own costs of soliciting proxies. In addition to this mailing, QAD employees may solicit proxies personally.

    The extent to which these proxy soliciting efforts will be necessary depends entirely upon how promptly proxies are submitted. You should send in your proxy without delay. We also reimburse brokers and other nominees for their expenses in sending these materials to you and getting your voting instructions.

Other Business; Adjournments

    We are not currently aware of any other business to be acted upon at the meeting. If, however, other matters are properly brought before the meeting, or any further adjourned meeting, your proxies will have discretion to vote or act on those matters according to their best judgment, including further adjourning the meeting.

    Adjournments may be made for the purpose of, among other things, soliciting additional proxies. Any adjournment may be made from time to time by approval of the holders of shares representing a majority of the votes present in person or by proxy at the meeting, whether or not a quorum exists, without further notice other than by an announcement made at the meeting.

ELECTION OF DIRECTORS
(ITEM I)

    Under QAD's certificate of incorporation, the board of directors is divided into three classes of directors, with each class having a number of directors as nearly equal in number as possible and with the terms of each class expiring in a different year.

    The members of the board serve for three years. The terms of office of the members of one class of directors expire each year in rotation so that the members of one class are elected at each annual meeting for full three-year terms. The term of office of two of the present directors will expire at this annual meeting.

    Two directors have been nominated for election to three-year terms expiring at the annual meeting in 2004. The terms of the other directors will continue as indicated below.

    The ages of the directors are as of April 1, 2001.

    Valid proxies received will be voted, unless contrary instructions are given, to elect the two nominees named in the following table to Class III of the board of directors. Should any nominee decline or be unable to accept the nomination to serve as a director, an event that we do not currently anticipate, your proxy will have the right, in their discretion, to vote for a substitute nominee or nominees designated by the board of directors, to the extent consistent with QAD's certificate of incorporation and its bylaws.

Nominees for Director

    The nominees for director to be elected by the stockholders are currently members of the board. If elected, the nominees will hold office until the annual meeting of stockholders in 2004, as specified in the table and until their successors are duly elected and qualified.

Nominees for Director to Hold Office Until 2004	Age	Director Since	Position with the Company	Committees
Koh Boon Hwee	50	1997	Director	Audit, Compensation
Peter R. van Cuylenburg	53	1997	Director	Audit, Compensation

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE INCUMBENT DIRECTORS IDENTIFIED ABOVE.

Information Concerning the Nominees for Election and the Other Incumbent Directors

    Set forth below is information with respect to the two nominees for election to the board of directors who are standing for election at the 2001 annual meeting.

  KOH BOON HWEE

    Koh Boon Hwee was appointed an outside director in September 1997. Mr. Koh is chairman of the Internet Technology Group, a company that builds web based solutions for other companies. He is also non-executive chairman of Singapore Telecommunications Ltd. and Omni Industries Ltd. He was previously executive chairman of the Wuthelam Group, and before that Managing Director of Hewlett Packard Singapore. Mr. Koh also serves as chairman of Singapore Telecom, Singapore Post and the Council of the Nanyang Technological University. He serves on the boards of several other statutory and public organizations including the Securities Industry Council, the Institute of Policy Studies, Singapore International Foundation and the Singapore-U.S. Business Council.

  PETER R. VAN CUYLENBURG

    Peter R. van Cuylenburg was appointed an outside director in November 1997. Mr. van Cuylenburg formerly held the position of president and chief operating officer, and then advisor to the chairman, at InterTrust Technologies Corporation. Prior to that, Mr. van Cuylenburg served as president of Quantum Corporation's DL Tape and Storage Systems Group, based in Milpitas, California. He also serves on the board of directors of Mitel Corporation, as director and non-executive chairman of PixelFusion Group plc in the U.K., and as director and non-executive chairman of Elixent Ltd., also in the U.K. Past board memberships include Dynatech Corporation, NeXT Computer and Cable and Wireless, plc. Mr. van Cuylenburg's career includes executive posts at Xerox Corporation, NeXT Computer, Inc., Cable and Wireless, plc., and Texas Instruments, in the U.K., U.S. and France. Mr. van Cuylenburg holds a Diploma in Electrical Engineering from Bristol Polytechnic and an Honorary Doctorate of Technology from Bristol Polytechnic.

Incumbent Directors not Standing for Election

    The following section sets forth information about the other four members of the board of directors. None of these directors are up for election at the 2001 annual meeting, and each will be up for election at the annual meeting set forth in the table.

Directors to Hold Office Until 2002	Age	Director Since	Committees
Jeffrey A. Lipkin	55	1999	Audit
A.J. "Bert" Moyer	57	2000	Compensation
Directors to Hold Office Until 2003
Karl F. Lopker	49	1981	Compensation
Pamela M. Lopker	46	1981	None

    Set forth below is information with respect to the incumbent directors who are not standing for election at the 2001 annual meeting.

  JEFFREY A. LIPKIN

    Mr. Lipkin is founder and general partner of Recovery Equity Investors ("REI") I and II L.P., which have over $200 million in institutional funds under management for growth investments and turnarounds. The bulk of the funds have been deployed in twenty-five transactions in a variety of industries including asset-based lending (The Foothill Group), construction equipment (CMI Corporation), electronics, telecommunications, fashion jewelry, and information services. Mr. Lipkin is a director of CMI Corporation, which is listed on the New York Stock Exchange, of the Chadmoore Wireless Group, and of numerous privately held companies. Mr. Lipkin holds a B.A. in Physics from Harvard College and a J.D. from Harvard Law School.

  A.J. "BERT" MOYER

    Mr. Moyer served as executive vice president and chief financial officer for QAD from March 1998 until February 2000. He recently served as president of the commercial division of the Profit Recovery Group International, Inc. until July 2000. Since September 2000, Mr. Moyer, in addition to his board duties, has been engaged as a consultant to QAD, assisting in the sales operations of the Americas. Prior to joining QAD, Mr. Moyer served as chief financial officer of Allergan, a specialty pharmaceutical company based in Irvine, California. Mr. Moyer received his Bachelor of Science degree in Business Administration from Duquesne University. In 1973, he graduated from the Advanced Management Program at the University of Texas, Austin.

  KARL F. LOPKER

    Karl F. Lopker has served as a director and the chief executive officer of QAD since joining the Company in 1981. Mr. Lopker was founder and president of Deckers Outdoor Corporation from 1973 to 1981, where he currently serves as a director. Mr. Lopker is certified in Production and Inventory Management at the Fellow level by the American Production and Inventory Control Society. Mr. Lopker studied Electrical Engineering and Computer Science at the University of California at Santa Barbara. Mr. Lopker is married to Pamela Lopker.

  PAMELA M. LOPKER

    Pamela M. Lopker founded QAD in 1979 and has been its chairman of the board and president since incorporation. Prior to founding QAD, Ms. Lopker served as senior systems analyst for Comtek

Research from 1977 to 1979. Ms. Lopker is certified in Production and Inventory Management by the American Production and Inventory Control Society. Ms. Lopker earned a Bachelor of Arts degree in Mathematics from the University of California at Santa Barbara. Ms. Lopker is married to Karl Lopker.

Compensation of Directors

    QAD employees receive no extra pay for serving as directors. Directors are reimbursed for direct expenses relating to their activities as members of the board of directors. Pursuant to our 1997 Stock Incentive Program, directors are eligible to participate in the Nonqualified Stock Option Plan and the Restricted Share Plan and directors who are not employees may participate in the Non-Employee Director Stock Option Plan. Upon joining QAD in 1997, Mr. Koh and Mr. van Cuylenburg each received a nonqualified stock option for 15,000 shares of common stock. QAD also granted to Mr. Koh and Mr. van Cuylenburg a nonqualified stock option for 7,500 shares each in fiscal 1999. The grant date of the first 15,000-share option to each director was the date of the director's appointment to the board of directors or their retention as a consultant, whichever was earlier. The grant date of the second option was the first anniversary of the director's appointment as a director. QAD has also granted to Mr. Koh and Mr. van Cuylenburg additional options, each to acquire 7,500 shares of common stock in fiscal 2000, on the second anniversary of each director's appointment. All of the options vest in four equal installments on each of the first through fourth anniversaries of the respective grant dates. QAD intends to continue to make awards under the 1997 Stock Incentive Program to each non-employee director upon election to the board.

    In October 1998, QAD's board adopted a stock grant plan to supplement stock option grants to non-employee directors. The plan provides that each non-employee director be granted 7,500 shares annually, in four quarterly installments of 1,875 shares each. The installments are made at the beginning of each calendar quarter, subject to each non-employee director purchasing at least a corresponding number of shares in the open market. For every share purchased, one share will be granted, up to 1,875 shares per quarter. A director may accumulate the rights under the plan for up to three-quarters per year, but all purchases must occur before the end of each year of the plan. In addition, each non-employee director must agree that the shares purchased or granted will be held for three years from the purchase date. If a non-employee director's status is terminated prior to the expiration of the three-year period, except for death or a change in control of QAD, the shares which were granted will be forfeited to QAD, but the shares that had been purchased would continue to be owned by the non-employee director. The plan commenced as of the fiscal quarter beginning November 1, 1998 and ended October 31, 1999. During the time the plan was in effect, both Mr. Koh and Mr. van Cuylenburg purchased 7,500 shares each and were granted a corresponding 7,500 shares as provided under the plan. At the February 4, 2000 board meeting, the disinterested directors approved a renewal of the plan effective as of October 8, 1999 for a period of one year with certain revisions. The revisions exclude directors who hold or manage a share position in QAD of more than 5% of the outstanding shares and grant the shares in three installments. As of April 9, 2000 Mr. van Cuylenburg purchased 7,500 shares and was granted the corresponding 7,500 shares as prescribed under the renewal of the plan.

    At the March 21, 2001 board meeting, the directors (with the non-employee directors abstaining) approved a renewal of the plan for fiscal year 2002 with certain revisions. The revisions include increasing the share grant from 7,500 to 15,000 per non-employee director and clarifying that the plan is operated under the Restricted Share Plan. At the end of that fiscal year the directors who do not participate in the plan will evaluate the effectiveness of the plan to determine whether it should be renewed or revised.

    For a short time during fiscal 2001, and for all of fiscal 2000, Mr. Moyer served as the chief financial officer of QAD. In association with that service, he received a salary in fiscal 2001 of $47,333, a cash bonus of $13,796, relocation reimbursement of $2,934, a vesting of a stock award valued at $76,671 at the time of vesting and a vacation payout at the time of his employment termination of $18,025. Subsequent to his termination as CFO, Mr. Moyer was appointed to the board of directors. In September 2000, Mr. Moyer was engaged by QAD as a consultant to manage certain sales activities, primarily in North America. In association with that work, during fiscal 2001 Mr. Moyer was paid $91,500.

Board of Directors

    During fiscal 2001, the board of directors held six regularly scheduled and special meetings and acted by unanimous written consent on six occasions. During fiscal 2001, all directors, except Koh Boon Hwee, attended all board meetings. Mr. Koh attended three of the six board meetings. In addition to attending meetings, directors also discharge their responsibilities by review of company reports to directors, visits to company facilities, correspondence and telephone conferences with executive officers and others regarding matters of interest and concern to QAD.

Board Committees

    The board appoints committees to help carry out its duties. In particular, board committees work on key issues in greater detail than would be possible at full board meetings. Each committee reviews the results of its meetings with the full board. The committees are described in the following paragraphs.

  Audit Committee

    The audit committee is composed of the following three directors:

    Mr. van Cuylenburg (Chair)
    Mr. Koh
    Mr. Lipkin

    Each of the directors on the audit committee is "independent," as that term is defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The audit committee met on four occasions during fiscal 2001. During fiscal 2001, all committee members, except Koh Boon Hwee, attended all audit committee meetings. Mr. Koh attended two of the four audit committee meetings, including the meeting to review the annual results. The primary purpose of the audit committee is to assist the board in fulfilling its oversight responsibilities relating to financial information that will be provided to our stockholders and others, our systems of internal controls, and the audit process. In fulfilling this purpose, the audit committee performs the functions specified in the Charter of the Audit Committee of the Board of Directors attached as Appendix A to this proxy statement.

    In addition to its regular activities, the committee is available to meet on call of the independent auditors, controller or internal auditor whenever a special situation arises. On March 14, 2001, QAD certified that it is in compliance with the new Nasdaq Marketplace Rule regarding audit committee composition requirements.

Audit Committee Report

    Management is responsible for the Company's internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

    In fulfilling its oversight responsibilities, the audit committee reviewed and discussed the audited financial statements contained in the Annual Report on Form 10-K for QAD's 2001 fiscal year with management, including a discussion of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

    The audit committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality and acceptability of QAD's accounting principles and such other matters as are required to be discussed with the audit committee under generally accepted auditing standards. In addition, the audit committee discussed with the independent auditors the auditors' independence from management and QAD, including the report from the independent auditors regarding their independence and the matters in the written disclosures consistent with the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and considered the compatibility of non-audit services with the auditors' independence.

    The audit committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in the Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees).

    The audit committee met and discussed with our chief financial officer and the independent auditors the overall scope and plans for the audit by the independent auditors, the results of their examinations, their evaluations of our internal controls, and the overall quality of our financial reporting. In addition, the audit committee and the independent auditors were offered the opportunity to meet without management present to discuss the results of the independent auditors examinations, their evaluations of our internal controls and the overall quality of our financial reporting and declined to do so.

    Based upon the reviews and discussions referred to above, the audit committee recommended to the board of directors, and the board of directors approved, that the audited financial statements be included in the Annual Report on Form 10-K for the 2001 fiscal year for filing with the Securities and Exchange Commission.

    The committee also recommended to the board of directors, and the board of directors approved, subject to stockholder ratification, the appointment of KPMG LLP as our independent auditors for the 2002 fiscal year.

                      AUDIT COMMITTEE:
                      Peter R. van Cuylenburg (Chair)
                      Koh Boon Hwee
                      Jeffrey A. Lipkin

Independent Auditor's Fees

    For the professional services rendered by KPMG LLP during the year ended January 31, 2001, the aggregate fees billed to QAD were as follows:

Audit Fees

    $311,489 for services rendered for the audit of QAD's annual financial statements and review of QAD's quarterly financial statements for fiscal year 2001.

Financial Information System Design and Implementation Fees

    None.

All Other Fees

    $473,579 for all other services, including tax consulting and compliance services, review of SEC registration statements, accounting consultation, statutory audits, business consulting and other business non-audit services.

  Compensation Committee

    The compensation committee is composed of the following directors:

    Mr. Moyer (Chair)
    Mr. van Cuylenburg
    Mr. Koh
    Mr. Lopker

    The compensation committee met on two occasions and acted by written consent on two occasions during fiscal 2001. During fiscal 2001, all committee members attended all compensation committee meetings. The compensation committee:

  •
  recommends to the board of directors the compensation and cash bonus opportunities based on the achievement of objectives set by the compensation committee with respect to our chairman of the board and president, our chief executive officer and the other executive officers;

  •
  administers QAD's compensation plans for the same executives;

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  determines equity compensation for all employees;

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  administers the QAD Inc. 1997 Stock Incentive Program;

  •
  reviews and approves the cash compensation and bonus objectives recommended by the chairman of the board and president and the chief executive officer for the other executive officers; and

  •
  reviews various matters relating to employee compensation and benefits.

    Mr. Lopker is recused from all matters involving QAD's chairman of the board and president and the chief executive officer and he does not participate in approving grants or awards under the QAD Inc. 1997 Stock Incentive Program to persons who are subject to Section 16 of the Exchange Act. During fiscal 2001 a sub-committee of the compensation committee composed of Messrs. Koh, Moyer and van Cuylenburg administered, and made all ongoing determinations concerning matters relevant to grants or awards under the stock incentive program to persons who were subject to Section 16 of the Exchange Act.

Compensation Committee Interlocks and Insider Participation

    Messrs. Moyer, van Cuylenburg, Koh, and Lopker currently are members of the compensation committee. Mr. Lopker is the chief executive officer of QAD and Mr. Moyer currently serves as a paid consultant to QAD. No other interlocking relationships exist between the compensation committee and the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past.

Board Compensation Committee Report on Executive Compensation

    The compensation committee believes that the compensation levels of QAD's executive officers, who provide leadership and strategic direction, should consist of (i) base salaries that are commensurate with executives of other comparable software companies and (ii) cash bonus opportunities based on achievement of company objectives. These objectives are set by the compensation committee with respect to the chairman and president and chief executive officer and they are set by the chairman and the chief executive officer, in consultation with the compensation committee, for the other executive officers. The compensation committee also believes that it is important to provide executive officers with significant stock-based incentive compensation, which increases in value in direct correlation with improvement in the performance of the common stock, thereby aligning management's interest with those of the stockholders.

    The compensation committee considers the following factors (ranked in order of importance) when determining compensation of executive officers: (i) QAD's performance measured by attainment of specific strategic objectives and operating results, (ii) the individual performance of each executive officer, including the achievement by the executive (or the executive's functional group) of identified goals, and (iii) historical cash and equity compensation levels at comparable companies and at QAD.

    Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to a publicly-held company for compensation in excess of $1,000,000 paid to the company's chief executive officer and its four other most highly compensated executive officers, unless the plan and awards pursuant to which any portion of the compensation is paid meet certain requirements. The QAD Inc. 1997 Stock Incentive Program includes provisions that will enable QAD to meet those requirements if it becomes necessary. Because the compensation committee has not yet been and does not anticipate being faced in the near future with compensation levels that are affected by Section 162(m), the compensation committee has not yet determined that meeting those requirements will necessarily be in the best interest of QAD.

Cash Compensation

    The base salaries of the executive officers are generally set at the time of their initial hiring, subject to possible increases in future periods at the discretion of QAD.

    As stated above, the compensation of executive officers is also based in part upon corporate performance, individual performance and comparative industry compensation levels. Each year, management establishes a performance plan with the compensation committee. The annual plan sets forth overall goals to be achieved by QAD, as well as specific performance goals to be achieved by each of its executive officers according to his or her duties and responsibilities.

    For fisca1 2001, the compensation committee set the overall corporate goals to focus exclusively on QAD's financial performance. The financial performance criteria, and the bonus eligibility for achievement of the overall corporate goals, were weighted as follows:

  •
  revenue—40%;

  •
  operating profit—40%; and

  •
  the accounts receivable collection period—20%.

    QAD met the target for the accounts receivable collection period, but did not meet the targets for revenue and operating profit criteria established by the committee for fiscal 2001. QAD did meet the threshold revenue goal established by the committee for fiscal 2001. As such, only 42% of the potential bonus under this aspect of the bonus program was paid to the executives covered by the program. Some bonuses were also paid to executives based on individual performance goals for fiscal 2001.

    Bonus compensation for each of the executive officers named in the table that follows except for Ms. Lopker and Mr. Lopker, was determined based on a formula that tied the target bonus objective (which in most instances is established as a percentage of base salary) to the achievement by QAD of the overall corporate goals described above (not all of which were met in fiscal 2001) and to the achievement of specified individual or functional area goals. Under this formula, the executive officers' bonus amounts could be greater or less than the target bonus objective based on QAD's and the executives' performance against such goals. Ms. Lopker and Mr. Lopker participated in a bonus plan based on meeting profit targets, share price targets and certain eQ marketing targets. They received no bonus because the targets were not reached.

    The other executives whose bonus was tied to corporate and individual goals, as well as other criteria, received the following bonuses for fiscal 2001: Mr. Niedzielski $61,694, Mr. Anderson $86,809, and Ms. Fisher $48,000. On average, the compensation committee believes the cash compensation for the executive officers is comparable to industry salary and bonus levels.

Equity Compensation

    The compensation committee or a subcommittee consisting of the non-employee members of the compensation committee administer and authorize all grants and awards made under the 1997 Stock Incentive Program. In some instances, awards are authorized for new employees as incentives to join QAD. In determining whether and in what amount to grant stock options or other equity compensation to executive officers in fiscal 2001, the program administrators considered the amount and date of vesting of currently outstanding incentive equity compensation granted previously to each of the executive officers. The compensation committee believes that continued grants of equity compensation to key executives is an important tool to retain and motivate exceptionally talented executives who are necessary to achieve our long-term goals, especially at a time of significant competition and other challenges in our industry.

    During fiscal 2001, the non-employee members of the compensation committee approved grants of equity compensation to the executive officers named in the following Summary Compensation Table who received grants and the committee also approved grants of equity compensation to other executive officers, consistent with the board of directors' and the compensation committee's overarching policy of granting equity compensation to key executives and to employees in general.

                      THE COMPENSATION COMMITTEE:

                      Bert Moyer (Chair)
                      Peter R. van Cuylenburg
                      Koh Boon Hwee
                      Karl F. Lopker

Executive Compensation

    The following table and discussion summarize the compensation of the chief executive officer and each of the four other most highly compensated executive officers.

SUMMARY COMPENSATION TABLE

	Annual Compensation						Long-Term Compensation Awards
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)		Other Annual Compensation ($)(1)		Restricted Stock Awards ($)		All Other Compensation ($)
Karl F. Lopker Chief Executive Officer	2001 2000 1999	185,833 157,500 162,500	— — —		10,125 9,750 —		— — —		— — —
Pamela M. Lopker Chairman of the Board and President	2001 2000 1999	185,833 157,500 162,500	— — —		10,125 9,750 4,916		— — —		11,974 4,802 4,802
Kathleen M. Fisher(2) Executive Vice President, Chief Financial Officer	2001 2000 1999	190,625 — —	48,000 — —	(3)	16,549 — —	(4)	— — —		— — —
Vincent P. Niedzielski Executive Vice President, Research & Development	2001 2000 1999	271,167 252,000 244,215	61,694 57,301 58,762	(5) (6)	5,300 5,024 1,188		65,000 27,543 57,500	(7)	— — —
Barry R. Anderson(8) Executive Vice President and General Counsel	2001 2000 1999	187,333 174,000 179,000	86,809 52,009 57,173	(9) (9) (9)	10,257 10,360 5,831		— — —		— — —

(1)
"Other Annual Compensation" includes QAD Flexible Benefit Dollars and contributions to the 401(k) plan and profit sharing plan on behalf of the named executive officers.

(2)
Ms. Fisher started her employment with QAD on March 28, 2000.

(3)
Represents sign-on bonus.

(4)
Includes $7,000 of relocation expenses.

(5)
Includes $11,294 of loan forgiveness.

(6)
Includes $11,941 of loan forgiveness.

(7)
Includes $15,419 of exercised stock options.

(8)
Barry Anderson ended his employment with QAD on February 15, 2001.

(9)
During fiscal 1998, Mr. Anderson received a loan in the amount of $77,728, which was subject to forgiveness over a three-year period. None of the loan was forgiven in fiscal 1998. Approximately $25,910 of the loan was forgiven in each of fiscal years 1999, 2000, and 2001; correspondingly, the compensation in fiscal 1999, 2000, and 2001 is reflected in the table.

Option Grants in Fiscal 2001

    The following table sets forth the option grants to the named executives during fiscal 2001. QAD did not grant any stock appreciation rights in fiscal 2001.

Name	Number of Securities Underlying Options Granted(1)	Percent of Total Options Granted to Employees In FY 2001		Exercise Or Base Price ($/Share)		Expiration Date	Grant Date Fair Value ($)(2)
Karl F. Lopker	—	—			—	—		—
Pamela M. Lopker	—	—			—	—		—
Kathleen M. Fisher	150,000 60,000 25,000	8.3	%(3)	$ $ $	12.8750 4.6250 1.7813	3/6/08 6/8/08 12/1/08	$ $ $	1,682,820 241,806 38,805
Vincent P. Niedzielski	20,000 25,000	1.6	%(3)	$ $	4.6250 1.7813	6/8/08 12/1/08	$ $	80,602 38,805
Barry R. Anderson	15,000 25,000	1.4	%(3)	$ $	4.6250 1.7813	6/8/08 12/1/08	$ $	60,452 38,805

(1)
All granted options vest in four annual increments, 25% on each of the first through fourth anniversaries of the date of grant, and expire in eight years.

(2)
The fair value of each option grant is estimated on the date of grant using the Black-Scholes model of option valuation to determine grant date fair value, as prescribed under Statement of Financial Accounting Standards No. 123 (SFAS No. 123), Accounting for Stock-Based Compensation, with the following assumptions:

Expected stock price volatility	1.12
Risk-free interest rate	5.41%
Expected life of options	6.50 years
Expected dividend yield	0.00%

  QAD's stock options currently are not transferable, and the actual value of the stock options that an employee may realize, if any, will depend on the excess of the market price on the date of exercise over the exercise price. There is no assurance the value realized by an executive will be at or near the value estimated by the Black-Scholes model. We have based our assumption for stock price volatility on the variance of daily closing prices of our stock from its initial public offering date to January 31, 2001. The risk-free rate of return used equals the yield to maturity on a 6.5-year zero coupon U.S. Treasury bond. No discount was applied to the value of the grants for non-transferability, and risk of forfeiture was accounted for in the expected life of the options.

(3)
Represents the combined percentage for all grants.

Option Exercises in Fiscal 2001 and Fiscal Year-End Option Values

			Number of Securities Underlying Unexercised Options/SARs At Fiscal Year-End (#)		Value of Unexercised In-The-Money Options/SARs At Fiscal Year-End ($)(1)
	Shares Acquired on Exercise (#)
Name		Value Realized ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Karl F. Lopker	—	—	—	—	—	—
Pamela M. Lopker	—	—	—	—	—	—
Kathleen M. Fisher	—	—	—	235,000	—	$26,563
Vincent P. Niedzielski	—	—	95,900	87,700	—	$26,563
Barry R. Anderson	—	—	72,025	111,075	—	$26,563

(1)
Represents the difference between the option exercise price and the market price of QAD common stock at the fiscal year-end. The actual gain, if any, an executive realizes will depend on the market price of QAD stock at the time of exercise. "In-the-money" means the market price of the stock is greater than the exercise price of the option on the date specified.

Employment Agreements and Change of Control Arrangements

    Each of Ms. Fisher, Mr. Niedzielski, and Mr. Anderson have or had severance agreements that provide for the payment to them of an amount equal to six months salary in the event of a termination of their employment with QAD. Each of the executive officers has or had a change of control agreement that provides for acceleration of vesting in their options and the payment to them of an amount equal to either 24 or 12 months salary in the event of a termination of their employment with QAD following a change of control.

Certain Transactions

    In connection with the hiring of Barry R. Anderson in fiscal 1998, QAD lent him $77,728. The loan was subject to forgiveness over a three-year period, provided Mr. Anderson remained employed by QAD. Approximately $25,910 of the principal of the loan was forgiven in each of fiscal 1999, 2000, and 2001.

    In connection with the hiring of Kathleen M. Fisher in fiscal 2001, QAD made two interest-free loans to Ms. Fisher. One loan is for $255,000 subject to forgiveness over a four-year period in equal amounts, provided Ms. Fisher remains employed by QAD. The other loan is for $60,000 and is subject to repayment over a four-year period.

Stock Ownership of Directors, Executive Officers and Certain Beneficial Owners

    The following table shows how much QAD common stock each executive named in the Summary Compensation Table on page 13 and each non-employee director beneficially owned on April 9, 2001. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options, warrants and other rights held by that person that are currently exercisable or become exercisable within 60 days following April 9, 2001 are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite the stockholder's name.

    All shares held by the Lopkers are held jointly by Pamela and Karl Lopker, except that 701,618 shares are held in trust for the Lopkers' minor children and 12,000 shares are held in a charitable remainder trust. Pamela and Karl Lopker act as joint trustees of the charitable remainder trust. An additional 229,500 shares are held by a charitable foundation of which the Lopkers are officers.

    All shares and warrants held by Mr. Lipkin are held by Recovery Equity Investors II, L.P. Mr. Lipkin is a general partner of Recovery Equity Investors II, L.P.

Beneficial Owner	Shares Owned	Shares Covered by Exercisable Options, Warrants and other Rights	Percent of Class
Directors and Executive Officers
Pamela M. and Karl F. Lopker	18,413,471	—	54.17%
Koh Boon Hwee	15,000	16,875	0.09%
Jeffrey Lipkin	2,777,778	225,000	8.78%
A.J. Moyer	28,000	105,500	0.39%
Peter R. van Cuylenburg	30,000	16,875	0.14%
Vincent P. Niedzielski	64	101,775	0.30%
Kathleen M. Fisher	11,406	52,500	0.19%
Barry R. Anderson	14,042	0	0.04%
All Directors and Executive Officers as a group (12 persons)	21,323,242	570,700	64.35%
Non-Executive 5% Beneficial Owners
Recovery Equity Investors II, L.P.	2,777,778	225,000	8.78%

STOCKHOLDER RETURN PERFORMANCE GRAPH

    The line graph below compares the cumulative total stockholder return on QAD's common stock with the cumulative total return of the NASDAQ Composite Total Return Index, the Robertson Stephens (RS) Software Index, and the NASDAQ Computer Index for the period beginning August 5, 1997 and ending January 31, 2001. We have introduced the NASDAQ Computer Index into our performance graph this year in order to transition the replacement of the RS Software Index in future Proxy Statements.

    The graph assumes that $100 was invested on the date of QAD's initial public offering and that all dividends were reinvested. Historic stock price performance should not be considered indicative of future stock price performance.

COMPARISON OF CUMULATIVE TOTAL RETURN
AMONG QAD INC., THE NASDAQ COMPOSITE TOTAL RETURN INDEX,
THE ROBERTSON STEPHENS SOFTWARE INDEX AND THE NASDAQ COMPUTER INDEX

Measurement Periods (Qtrs. from IPO through Fiscal Year 2001)	QAD Inc.	NASDAQ Composite Total Return Index	RS Software Index	NASDAQ Computer Index
8/05/1997	100.00	100.00	100.00	100.00
10/31/1997	94.17	98.28	105.74	89.68
1/31/1998	97.50	99.87	104.39	93.39
4/30/1998	92.50	115.23	134.92	110.77
7/31/1998	55.83	115.47	115.92	119.19
10/31/1998	31.25	109.24	109.42	119.08
1/31/1999	27.92	154.54	147.98	190.44
4/30/1999	25.83	156.82	132.66	180.31
7/31/1999	20.83	162.72	159.39	189.51
10/31/1999	22.92	182.94	189.33	224.03
1/31/2000	60.00	243.00	331.37	307.15
4/30/2000	39.17	238.09	332.90	312.90
7/31/2000	20.42	232.31	310.33	311.50
10/31/2000	18.33	207.79	327.47	275.82
1/31/2001	17.08	170.99	379.63	204.90

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Exchange Act requires QAD's officers and directors and persons who own more than 10% of the common stock to file reports of ownership and changes in ownership with the SEC and Nasdaq. Reporting persons are required by SEC regulations to furnish QAD with copies of all Section 16(a) forms they file. Based solely on a review of the copies of those forms received or written representations from persons subject to the reporting requirements of Section 16(a), we believe that, with respect to the fiscal year ended January 31, 2001, all reporting persons complied with all applicable filing requirements of Section 16(a), except for Karl F. Lopker and Pamela M. Lopker who each filed a Form 4 late that involved one transaction.

APPROVAL OF AMENDMENT TO QAD INC. 1997 STOCK INCENTIVE PROGRAM
(ITEM II)

    The stockholders are being asked to approve an amendment to the QAD Inc. 1997 Stock Incentive Program that will increase the number of shares of common stock available for issuance under the 1997 program from 8,000,000 shares to 12,000,000 shares. The 4,000,000-share increase was approved by the board in March 2001, subject to stockholder approval at the annual meeting. The board believes it is in QAD's best interest to increase the share reserve so that QAD can continue to attract and retain the services of those persons essential to the company's growth and financial success.

    Of the 8,000,000 shares currently authorized under the 1997 program, only 1,171,334 shares remained available for additional grants as of May 31, 2001. The rest have been granted in various forms permitted by the 1997 program as set forth below over a period from April 1997 through May 31, 2001, a period of approximately four years. The board believes that the approval of an additional 4,000,000 shares under the 1997 program should be sufficient for the company's needs under the 1997 program for the next two to three years. The shares authorized under the 1997 program were increased from 4,000,000 to 8,000,000 in 1999.

Summary of the QAD Inc. 1997 Stock Incentive Program

    The following is a summary of the principal features of the QAD Inc. 1997 Stock Incentive Program (the "1997 Program"). The complete text of the 1997 Program was filed as an exhibit to our registration statement filed in connection with our initial public offering. Any stockholder who wishes to obtain a copy of the plan document may do so by visiting the SEC's Internet site at http://www.sec.gov or upon written request to the Secretary at QAD's offices listed on page 2 of the proxy statement under "company contact."

    In May 1997, the board of directors adopted and the stockholders approved the 1997 Program. Under the 1997 Program, the board of directors, or its designated administrators, have the flexibility to determine the type and amount of awards to be granted to eligible participants.

    Purpose, structure, awards and eligibility.  The 1997 Program is intended to secure for QAD and its stockholders the benefits arising from ownership of common stock by individuals employed or retained by QAD who will be responsible for the future growth of the enterprise. The 1997 Program is designed to help attract and retain superior personnel for positions of substantial responsibility, and to provide individuals with an additional incentive to contribute to the company's success.

    The 1997 Program is composed of the general provisions and seven plans and the program administrators may make the following types of awards under the 1997 Program:

  (1)
  incentive stock options under the Incentive Stock Option Plan;
  (2)
  nonqualified stock options under the Nonqualified Stock Option Plan;
  (3)
  restricted shares under the Restricted Share Plan;

  (4)
  grants of options under the Non-Employee Director Stock Option Plan;
  (5)
  rights to purchase stock under the Employee Stock Purchase Plan;
  (6)
  stock appreciation rights under the Stock Appreciation Rights Plan; and
  (7)
  specified other stock rights under the Other Stock Rights Plan, which may include the issuance of units representing the equivalent of shares of common stock, payments of compensation in the form of shares of common stock, and rights to receive cash or shares of common stock based on the value of dividends paid on a share of common stock.

    Officers, key employees, directors, consultants and other independent contractors or agents of QAD or its subsidiaries who are responsible for or contribute to the management, growth or profitability of our business are eligible for selection by the program administrators to participate in the 1997 Program, provided, however, that incentive stock options may be granted under the Incentive Stock Option Plan only to a person who is an employee of QAD or its subsidiaries.

    Shares subject to 1997 Program.  There were initially authorized and reserved for issuance an aggregate of 4,000,000 shares of QAD common stock under the 1997 Program. The shares authorized under the 1997 Program were increased from 4,000,000 to 8,000,000 in 1999. The board approved a 4,000,000 share increase from 8,000,000 to 12,000,000 in March 2001, subject to stockholder approval at the annual meeting. The shares of common stock issuable under the 1997 Program may be authorized but unissued shares, shares issued and reacquired, or shares purchased by QAD on the open market. If any of the awards granted under the 1997 Program expire, terminate or are forfeited for any reason before they have been exercised, vested or issued in full, the unused shares subject to those expired, terminated or forfeited awards will again be available for purposes of the 1997 Program. The 1997 Program limits the award of stock options and stock appreciation rights to 200,000 to any individual in any calendar year.

    Effective date and duration.  All of the plans other than the Incentive Stock Option Plan and the Employee Stock Purchase Plan, became effective upon their adoption by the board of directors. The Incentive Stock Option Plan and the Employee Stock Purchase Plan became effective upon their adoption by the board of directors and approval of the 1997 Program by a majority of the stockholders. The 1997 Program will continue in effect until May 2007 unless sooner terminated under the general provisions of the 1997 Program.

    Administration.  The 1997 program is administered by the board of directors or by a committee appointed by the board. That committee must consist of not less than two directors who are:

  •
  non-employee directors within the meaning of SEC Rule 16b-3 under the Securities Exchange Act of 1934, so long as non-employee director administration is required under Rule 16b-3; and
  •
  outside directors as defined in Section 162(m) of the Internal Revenue Code (the "Code"), so long as outside directors are required by the Code.

    Subject to these limitations, the board of directors may from time to time remove members from the committee, fill all vacancies on the committee, and select one of the committee members as its chairperson. The program administrators may hold meetings when and where they determine, will keep minutes of their meetings, and may adopt, amend and revoke rules and procedures in accordance with the terms of the 1997 Program. The 1997 Program is presently administered by the non-employee directors who serve on the compensation committee of the board.

New plan benefits

    To date, no options have been granted and no direct stock issuances have been made with respect to the 4,000,000-share increase proposed in this Item II.

Federal income tax consequences

Option Grants

    Options granted under the 1997 program may be either incentive stock options which satisfy the requirements of Section 422 of the Code or nonqualified stock options which are not intended to meet those requirements. Options granted under the Non-Employee Directors Stock Option Plan are nonqualified stock options. As of June 1, 2001, under the 1997 Program, no incentive stock options have been granted. The federal income tax treatment for nonqualified stock options and incentive stock options is as follows:

  •
  Nonqualified Stock Options. No taxable income is recognized by an optionee upon the grant of a nonqualified stock option. Generally, the optionee will recognize ordinary income in the year in which the option is exercised. The amount of ordinary income will equal the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares. QAD and the optionee are required to satisfy the tax withholding requirements applicable to that income. QAD will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to exercised nonqualified stock options. QAD will generally receive the tax deduction in the taxable year that the ordinary income is recognized by the optionee.
  •
  Incentive Stock Options. No taxable income is recognized by an optionee upon the grant of an incentive stock option. Generally, the optionee will not recognize ordinary income in the year in which the option is exercised although the optionee's gain from exercise may be subject to alternative minimum tax. If the optionee sells the underlying shares acquired from the option within two years after the option grant date or within one year of the option exercise date, then this is treated as a disqualifying disposition and the gain, if any, will be taxed as ordinary income. QAD will be entitled to an income tax deduction that equals the amount of the optionee's compensatory ordinary income. If the optionee does not make a disqualifying disposition, then QAD will not be entitled to a tax deduction.

Restricted Share Plan

  •
  The tax principles applicable to the issuance of restricted shares under the 1997 Program will be substantially the same as those summarized above for the exercise of nonqualified stock option grants in that they are both governed by Section 83 of the Code. Generally, when the restriction lapses, the grantee will have ordinary income equal to the fair market value of the shares on the vesting date. Alternatively, at the time of the grant, the grantee may elect under Section 83(b) of the Code to include as ordinary income in the year of the grant, an amount equal to the fair market value of the granted shares on the grant date. If the Section 83(b) election is made, the grantee will not recognize any additional income when the restriction lapses. QAD will be entitled to an income tax deduction equal to the ordinary income recognized by the grantee in the year in which the grantee recognizes such income.

Employee Stock Purchase Plan Issuances

  •
  The Employee Stock Purchase Plan is intended to satisfy the requirements of Section 423 of the Code. Under a plan that so qualifies, no taxable income will be recognized by a participant, and no deductions will be allowable to QAD, in connection with the grant or the exercise of an outstanding purchase right. Taxable income will not be recognized until there is a sale or other disposition of the shares acquired under the plan.
  •
  If the participant sells or otherwise disposes of the purchased shares within two years after the start date of the purchase period in which the shares were acquired, or within one year after the purchase date, then the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price paid for those shares. QAD will be entitled to an income tax deduction, for the taxable year in which the sale or disposition occurs, equal in amount to the ordinary income recognized by the participant.

  •
  If the participant sells or disposes of the purchased shares more than two years after the start date of the purchase period in which the shares were acquired and more than one year after the purchase date, then the participant will recognize ordinary income in the year of sale or disposition equal to the lesser of (1) the amount by which the fair market value of the shares on the sale or disposition date exceeded the purchase price paid for those shares or (2) 15% of the fair market value of the shares on the start date of that purchase period, and any additional gain upon the disposition will be taxed as a long-term capital gain. QAD will not be entitled to any income tax deduction with respect to that sale or disposition.

Stock Appreciation Rights

  •
  A 1997 Program participant who is granted a stock appreciation right will recognize ordinary income in the year of exercise equal to the amount of the appreciation distribution. QAD will be entitled to an income tax deduction equal to the appreciation distribution in the taxable year that the ordinary income is recognized by the participant.

Other Stock Rights

  •
  Generally, a program participant who is granted other stock rights will recognize ordinary income in the year of the grant of the right, if a present transfer of stock or value is made to the participant, or in the year of payment, such as in the case of a dividend equivalent right. That income will generally be equal to the fair market value of the granted right or payment. QAD will generally be entitled to an income tax deduction equal to the income recognized by the participant on the grant or payment date for the taxable year in which the ordinary income is recognized by the participant.

Deductibility of executive compensation

    We anticipate that any compensation deemed paid by QAD in connection with the exercise of nonqualified stock options granted with exercise prices equal to the fair market value of the shares on the grant date will generally qualify as performance-based compensation for purposes of Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of QAD. Accordingly, we believe all compensation deemed paid under the 1997 Program with respect to those dispositions or exercises will remain deductible by QAD without limitation under Code Section 162(m).

Accounting treatment

    Stock option grants to employees are accounted for in accordance with the provisions of Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" (APB 25), and related interpretations. As such, compensation expense is recorded on the date of grant only if the current market price of the underlying stock exceeded the exercise price. Compensation expense related to stock options granted to non-employees is accounted for under Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" (SFAS No. 123) which requires entities to recognize an expense based on the fair value of the related awards. In March 2000, the Financial Accounting Standards Board issued FASB Interpretation No. 44, "Accounting for Certain Transactions Involving Stock Compensation" (FIN 44). FIN 44 provides guidance for issues arising in applying APB 25. FIN 44 applies specifically to new awards, exchanges of awards in a business combination, modification to outstanding awards, and changes in grantee status that occur on or after July 1, 2000, except for the provisions related to repricings and the definition of an employee, which apply to awards issued after December 15, 1998.

    If an optionee is granted stock appreciation rights having no conditions upon exercisability other than a service or employment requirement, then those rights will result in compensation expense to QAD.

Stockholder Approval

    QAD is seeking stockholder approval of the increase in the number of shares authorized and reserved for issuance under the 1997 Program.

    The board believes that it is in the best interest of QAD to continue to have a comprehensive equity incentive program for QAD which will provide a meaningful opportunity for officers, key employees, directors, consultants and other independent contractors or agents of QAD or our subsidiaries to acquire a substantial proprietary interest in QAD and thereby encourage those individuals to remain in QAD's service and more closely align their interests with those of the stockholders.

    THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE 1997 PROGRAM.

RATIFICATION OF INDEPENDENT AUDITORS
(ITEM III)

    The audit committee of the board has appointed KPMG LLP (KPMG) to audit our financial statements for fiscal year 2002. We are asking you to ratify that appointment. KPMG has been QAD's independent accounting firm for many years, and we believe they are well qualified for the job. Although the ratification is not required by law, the board believes that stockholders should be given this opportunity to express their views on the subject. While not binding on the board, the failure of the stockholders to ratify the appointment of KPMG as QAD's independent auditors would be considered by the board and the audit committee in determining whether to continue the engagement of KPMG. A KPMG representative will be at the reconvened annual meeting to answer appropriate questions and to make a statement if he or she desires.

    THE BOARD RECOMMENDS YOU VOTE "FOR" THIS PROPOSAL.

STOCKHOLDER PROPOSALS

    Any stockholder proposal for QAD's annual meeting in 2002 must be sent to the Secretary at the address of QAD's principal executive office given under "Company Contact" on page 2. Any stockholder who wishes to present a proposal for inclusion in the proxy statement for action at the 2002 annual meeting must comply with QAD's certificate of incorporation and bylaws and the rules and regulations of the SEC then in effect. The deadline for receipt of a proposal to be considered for inclusion in QAD's proxy statement is January 15, 2002. On request, the Secretary will provide detailed instructions for submitting proposals.

IMPORTANT

    TO ASSURE YOUR REPRESENTATION AND A QUORUM FOR THE TRANSACTION OF BUSINESS AT THE ANNUAL MEETING, WE URGE YOU TO PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY.

Appendix A

QAD, Inc.

Charter
of the Audit Committee
of the Board of Directors

I. Audit Committee Purpose

    The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

  •
  Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting and legal compliance.

  •
  Monitor the independence and performance of the Company's independent auditors and internal auditing department.

  •
  Provide an avenue of communication among the independent auditors, management, the internal auditing department and the Board of Directors.

    The Audit Committee has the authority to conduct investigations appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as personnel of the Company. The Audit Committee has the authority to retain, at the Company's expense, special legal, accounting or other consultants or experts it deems necessary to carry out its duties and responsibilities.

II. Audit Committee Composition and Meetings

    Audit Committee members shall meet the requirements of the Nasdaq Stock Exchange, including Nasdaq Marketplace Rule 4460(d). The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent nonexecutive directors. All members of the Audit Committee shall have a basic understanding of finance and accounting, as evidenced by their ability to read and understand fundamental financial statements, and at least one member of the Audit Committee shall have accounting or related financial management expertise. Financial management expertise shall mean past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities.

    Audit Committee members shall be appointed by the Board on recommendation of the Nominating Committee. If an Audit Committee Chair is not designated or present, the members of the Audit Committee may designate a Chair by majority vote of the Audit Committee membership.

    The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Audit Committee should meet privately in executive session at least annually with management, the director of the internal auditing department, the independent auditors, and as a committee to discuss any matters that the Audit Committee or each of these groups believe should be discussed. In addition, the Audit Committee, through any of its members, should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors' limited review procedures.

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III. Audit Committee Responsibilities and Duties

  Review Procedures

    1.  Review and reassess the adequacy of this Charter at least annually. Submit the Charter to the Board of Directors for approval and have the document published at least every three (3) years in accordance with Securities and Exchange Commission ("SEC") regulations.

    2.  Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments.

    3.  In consultation with management, the independent auditors and the internal auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such expenses. Review significant findings prepared by the independent auditors and the internal auditing department together with management's responses.

    4.  Review with financial management and the independent auditors the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items the independent auditors are required to communicate in accordance with SAS 61 (see item 9). The Chair of the Audit Committee may represent the entire Audit Committee for purposes of this review.

  Independent Auditors

    5.  Review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

    6.  Approve the fees and other significant compensation to be paid to the independent auditors.

    7.  Review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

    8.  Review the independent auditors' audit plan, and discuss scope, staffing, locations, reliance upon management and internal audit and general audit approach.

    9.  Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. When appropriate, discuss certain matters required to be communicated to Audit Committees in accordance with AICPA SAS 61.

    10. Consider the independent auditors' judgements about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

  Internal Audit Department and Legal Compliance

    11. Review the budget, plan, changes in plan, activities, organizational structure and qualifications of the internal audit department when appropriate in the discretion of the Audit Committee.

    12. Oversee the appointment and performance of the senior internal audit executive, and effect the replacement of the senior internal audit executive when appropriate in the discretion of the Audit Committee.

    13. Review significant reports prepared by the internal audit department together with management's response and follow-up to these reports.

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    14. When deemed appropriate in the discretion of the Audit Committee, or at least annually, review with the Company's counsel (1) any legal matters that could have a significant impact on the organization's financial statements, (2) the Company's compliance with applicable laws and regulations, and (3) inquiries received from regulators or governmental agencies.

  Other Audit Committee Responsibilities

    15. Annually prepare a report to shareholders as required by the SEC. The report should be included in the Company's annual proxy statement.

    16. Perform any other activities consistent with this Charter, the Company's Bylaws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

    17. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

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 APPENDIX B

QAD INC.
1997 STOCK INCENTIVE PROGRAM
(Amended & Restated Effective as of March 21, 2001)

INTRODUCTION

    The Company's Board of Directors have amended and restated the QAD Inc. 1997 Stock Incentive Program effective as of March 21, 2001, subject to approval by the Company's stockholders.

    1.  Purpose.  This 1997 Stock Incentive Program (the "Program") is intended to secure for QAD Inc. (the "Company"), its subsidiaries, and its stockholders the benefits arising from ownership of the Company's common stock (the "Common Stock") by those selected individuals of the Company and its subsidiaries, who will be responsible for the future growth of such corporations. The Program is designed to help attract and retain superior personnel for positions of substantial responsibility with the Company and its subsidiaries, and to provide individuals with an additional incentive to contribute to the success of the corporations. Nothing contained herein shall be construed to amend or terminate any existing options, whether pursuant to any existing plans or otherwise granted by the Company.

    2.  Elements of the Program.  In order to maintain flexibility in the award of stock benefits, the Program is composed of seven parts. The first part is the Incentive Stock Option Plan (the "Incentive Plan") under which are granted incentive stock options (the "Incentive Options"). The second part is the Nonqualified Stock Option Plan (the "Nonqualified Plan") under which are granted nonqualified stock options (the "Nonqualified Options"). The third part is the Restricted Share Plan (the "Restricted Plan") under which are granted restricted shares of Common Stock. The fourth part is the Employee Stock Purchase Plan (the "Stock Purchase Plan"). The fifth part is the Non-Employee Director Stock Option Plan (the "Directors Plan") under which grants of options to purchase shares of Common Stock may be made to non-employee directors of the Company. The sixth part is the Stock Appreciation Rights Plan (the "SAR Plan" under which SARs (as defined therein) are granted. The seventh part is the Other Stock Rights Plan (the "Stock Rights Plan") under which (i) units representing the equivalent of shares of Common Stock (the "Performance Shares") are granted; (ii) payments of compensation in the form of shares of Common Stock (the "Stock Payments") are granted; and (iii) rights to receive cash or shares of Common Stock based on the value of dividends paid with respect to a share of Common Stock (the "Dividend Equivalent Rights") are granted. The Incentive Plan, the Nonqualified Plan, the Restricted Plan, the Stock Purchase Plan, the Directors Plan, the SAR Plan and the Stock Rights Plan are included herein as Part I, Part II, Part III, Part IV, Part V, Part VI and Part VII, respectively, and are collectively referred to herein as the "Plans." The grant of an option, SAR or restricted share or rights to purchase shares under one of the Plans shall not be construed to prohibit the grant of an option, SAR or restricted share or rights to purchase shares under any of the other Plans.

    3.  Applicability of General Provisions.  Unless any Plan specifically indicates to the contrary, all Plans shall be subject to the General Provisions of the QAD Inc. 1997 Stock Incentive Program set forth below.

    4.  Administration of the Plans.  The Plans shall be administered, construed, governed, and amended in accordance with their respective terms.

    5.  General Provisions of Stock Incentive Program.

    Article 1.  Administration.  The Program shall be administered by the Company's Board of Directors (the "Board"). If an award is to be made to an "Executive Officer" as defined in the Exchange Act as hereinafter defined, it must be approved after the completion of the Company's initial public offering by the Board or by Program Administrators composed solely of two or more directors who are "Non-Employee Directors" within the meaning of Rule 16b-3 promulgated pursuant to the

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Securities Exchange Act of 1934, as amended (the "Exchange Act"), who will also be "outside directors" for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent permitted under the Exchange Act, the Code or any other applicable law, the Board or the Program Administrators, shall have the authority to delegate any and all power and authority to administer and operate the Program hereunder to such person or persons as the Board or the Program Administrators deems appropriate which if formed may be referred to as the Stock Operations Team or such other title specified by the Board. Subject to the foregoing limitations, as applicable, the Board may from time to time remove members from the committee, fill all vacancies on the committee, however caused, and may select one of the members of the committee as its Chairman. The members of the Board, the Program Administrators or such other persons appointed to administer the Program, when acting to administer the Program, are herein collectively referred to as the "Program Administrators."

    The Program Administrators shall hold meetings at such times and places as they may determine and as necessary to approve all grants and other transactions under the Program as required under Rule 16b-3(d) of the Exchange Act, shall keep minutes of their meetings, and shall adopt, amend, and revoke such rules and procedures as they may deem proper with respect to the Program. Any action of the Program Administrators shall be taken by majority vote or the unanimous written consent of the Program Administrators.

    Article 2.  Authority of the Program Administrators.  Subject to the other provisions of this Program, and with a view to effecting its purpose, the Program Administrators shall have sole authority, in their absolute discretion: (a) to construe and interpret the Program; (b) to define the terms used herein; (c) to determine the individuals to whom options and restricted shares and rights to purchase shares shall be granted under the Program; (d) to determine the time or times at which options and restricted shares or rights to purchase shares shall be granted under the Program; (e) to determine the number of shares subject to each option, restricted share and purchase right, the duration of each option granted under the Program, and the price of any share purchase; (f) to determine all of the other terms and conditions of options and restricted shares and purchase rights granted under the Program; (g) establish the forms to implement the Program; and (h) to make all other determinations necessary or advisable for the administration of the Program and to do everything necessary or appropriate to administer the Program; provided, however, that the Board shall establish the price for all shares issued hereunder. All decisions, determinations, and interpretations made by the Program Administrators shall be binding and conclusive on all participants in the Program (the "Plan Participants") and on their legal representatives, heirs, and beneficiaries.

    Article 3.  Maximum Number of Shares Subject to the Program.  The maximum aggregate number of shares of Common Stock subject to the Plans shall be 12,000,000 shares. The shares of Common Stock to be issued upon exercise of an option, to the extent exercised for shares of Common Stock, issued as restricted shares or issued upon stock purchases may be authorized but unissued shares, shares issued and reacquired by the Company or shares purchased by the Company on the open market. If any of the options granted under the Program expire or terminate for any reason before they have been exercised in full, the unpurchased shares subject to those expired or terminated options shall cease to reduce the number of shares available for purposes of the Program. No employee may receive more than 400,000 Shares in grants of options or SARs in any calendar year. If the conditions associated with the grant of restricted shares are not achieved within the period specified for satisfaction of the applicable conditions, or if the restricted share grant terminates for any reason before the date on which the conditions must be satisfied, the shares of Common Stock associated with such restricted shares shall cease to reduce the number of shares available for purposes of the Program.

    The proceeds received by the Company from the sale of its Common Stock pursuant to the exercise of options, transfer of restricted shares or issuance of stock purchased under the Program, if in the form of cash, shall be added to the Company's general funds and used for general corporate purposes.

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    Article 4.  Eligibility and Participation.  Officers, employees, directors (whether employee directors or non-employee directors), and independent contractors or agents of the Company or its subsidiaries who are responsible for or contribute to the management, growth, or profitability of the business of the Company or its subsidiaries shall be eligible for selection by the Program Administrators to participate in the Program. However, Incentive Options may be granted under the Incentive Plan only to a person who is an employee of the Company or its subsidiaries. An employee may be granted Nonqualified Options under the Program; provided, however, that the grant of Nonqualified Options and Incentive Options to an employee shall be the grant of separate options and each Nonqualified Option and each Incentive Option shall be specifically designated as such in accordance with applicable provisions of the Treasury Regulations.

    The term "subsidiary" as used herein means any company, other than the Company, in an unbroken chain of companies, beginning with the Company if, at the time of any grant hereunder, each of the companies, other than the last company in the unbroken chain, owns stock possessing more than 50% of the total combined voting power of all classes of stock in one of the other companies in such chain.

    Article 5.  Effective Date and Term of Program.  The Restricted Plan, the Nonqualified Plan, the Incentive Plan, the Stock Purchase Plan, the SAR Plan, the Stock Rights Plan and the Directors Plan were effective upon their adoption by the Board of Directors of the Company on May 1, 1997 and the Incentive Plan and the Stock Purchase Plan were approved by a majority of the voting shares of the Company. The Program shall continue in effect until May 1, 2007 unless sooner terminated under Article 7 of these General Provisions.

    Article 6.  Adjustments.  If the outstanding shares of Common Stock are increased, decreased, changed into, or exchanged for a different number or kind of shares or securities through merger, consolidation, combination, exchange of shares, other reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, an appropriate and proportionate adjustment shall be made in the maximum number and kind of shares as to which options and restricted shares, SARs, unrestricted and other stock rights may be granted under this Program. A corresponding adjustment changing the number and kind of shares allocated to unexercised options, restricted shares, or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Any such adjustment in outstanding options shall be made without change in the aggregate purchase price applicable to the unexercised portion of the option, but with a corresponding adjustment in the price for each share or other unit of any security covered by the option.

    Article 7.  Termination and Amendment of Program.  The Program shall terminate on May 1, 2007, or shall terminate at such earlier time as the Board of Directors may so determine. No options or restricted shares shall be granted and no stock shall be sold and purchased under the Program after that date. Subject to the limitation contained in Article 8 of these General Provisions, the Program Administrators may at any time amend or revise the terms of the Program, including the form and substance of the option, restricted share and stock purchase agreements to be used hereunder; provided, however, that without approval by the stockholders of the Company representing a majority of the voting power (as contained in Article 5 of these General Provisions) no amendment or revision shall (a) increase the maximum aggregate number of shares that may be sold or distributed pursuant to options or restricted shares granted or stock sold and purchased under this Program, except as permitted under Article 6 of these General Provisions; (b) change the minimum purchase price for shares under Section 4 of Plans I and II or the Purchase Price for shares under Plan IV; (c) increase the maximum term established under the Plans for any option or restricted share; (d) permit the granting of an option, restricted share or right to purchase shares to anyone other than as provided in Article 4 of the General Provisions; or (e) change the term of the Program described in Article 5 of these General Provisions.

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    Article 8.  Prior Rights and Obligations.  No amendment, suspension, or termination of the Program shall, without the consent of the individual who has received an option or restricted share or who has purchased a specified share or shares under Plan IV, impair any of that person's rights or obligations under any option or restricted share granted or shares sold and purchased under the Program prior to that amendment, suspension, or termination.

    Article 9.  Privileges of Stock Ownership.  Notwithstanding the exercise of any option granted pursuant to the terms of this Program, the achievement of any conditions specified in any restricted share granted pursuant to the terms of this Program or the election to purchase any shares pursuant to the terms of this Program, no individual shall have any of the rights or privileges of a stockholder of the Company in respect of any shares of stock issuable upon the exercise of his or her option, the satisfaction of his or her restricted share conditions or the sale, purchase and issuance of such purchased shares until certificates representing the shares have been issued and delivered. No shares shall be required to be issued and delivered upon exercise of any option, satisfaction of any conditions with respect to a restricted share or a purchaser under Plan IV unless and until all of the requirements of law and of all regulatory agencies having jurisdiction over the issuance and delivery of the securities shall have been fully complied with.

    Article 10.  Reservations of Shares of Common Stock.  The Company, during the term of this Program, will at all times reserve and keep available such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Program. In addition, the Company will from time to time, as is necessary to accomplish the purposes of this Program, seek or obtain from any regulatory agency having jurisdiction any requisite authority in order to issue and sell shares of Common Stock hereunder. The inability of the Company to obtain from any regulatory agency having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares of its stock hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of the stock as to which the requisite authority shall not have been obtained.

    Article 11.  Tax Withholding.  The exercise of any option or restricted share granted or the sale and issuance of any shares to be purchased under this Program are subject to the condition that if at any time the Company shall determine, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any state or federal law is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of shares pursuant thereto, then in such event, the exercise of the option or restricted share or the sale and issuance of any shares to be purchased shall not be effective unless such withholding shall have been effected or obtained in a manner acceptable to the Company. At the Company's sole and complete discretion, the Company may, from time to time, accept shares of the Company's stock subject to one of the Plans as the source of payment for such liabilities.

    Article 12.  Rule 16b-3 Compliance.  It is the express intent of the Company that this Program complies in all respects with applicable provisions of the Rule 16b-3 or Rule 16a-1(c)(3) under the Exchange Act in connection with any grant of awards to, or other transaction by, a Plan Participant who is subject to Section 16 of the Exchange Act (except for transactions exempted under alternative Exchange Act Rules). Accordingly, if any provision of the Program or any agreement relating to any award thereunder does not comply with Rule 16b-3 or Rule 16a-1(c)(3) as then applicable to any such transaction, such provision will be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 or Rule 16a-1(c)(3) so that such Plan Participant shall avoid liability under Section 16(b).

    Article 13.  Performance-Based Awards.

      (a) Each agreement for the grant of Performance Shares shall specify the number of Performance Shares subject to such agreement, the Performance Period and the Performance Objective (each as defined below), and each agreement for the grant of any other award that the Program Administrators determine to make subject to a Performance Objective similarly shall

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  specify the applicable number of shares of Common Stock, the period for measuring performance and the Performance Objective. As used herein, "Performance Objective" means a performance objective specified in the agreement for a Performance Share, or for any other award which the Program Administrators determine to make subject to a Performance Objective, upon which the vesting or settlement of such award is conditioned and "Performance Period" means the period of time specified in an agreement over which Performance Shares, or another award which the Program Administrators determine to make subject to a Performance Objective, are to be earned. Each agreement for a performance-based award shall specify in respect of a Performance Objective the minimum level of performance below which no payment will be made, shall describe the method of determining the amount of any payment to be made if performance is at or above the minimum acceptable level, but falls short of full achievement of the Performance Objective, and shall specify the maximum percentage payout under the agreement. Such maximum percentage in no event shall exceed one hundred percent (100%) in the case of performance-based restricted shares and two hundred percent (200%) in the case of Performance Shares or performance-based Dividend Equivalent Rights.

      (b) The Program Administrators shall determine and specify, in their discretion, the Performance Objective in the agreement for a Performance Share or for any other performance-based award, which Performance Objective shall consist of: (i) one or more business criteria, including (except as limited under subparagraph (c) below for awards to Covered Employees (as defined below)) financial, service level and individual performance criteria; and (ii) a targeted level or levels of performance with respect to such criteria. Performance Objectives may differ between Plan Participants and between types of awards from year to year.

      (c) The Performance Objective for Performance Shares and any other performance-based award granted to a Covered Employee, if deemed appropriate by the Program Administrators, shall be objective and shall otherwise meet the requirements of Section 162(m)(4)(C) of the Code, and shall be based upon one or more of the following performance-based business criteria, either on a business unit or Company-specific basis or in comparison with peer group performance: net sales; gross sales; return on net assets; return on assets; return on equity; return on capital; return on revenues; cash flow; book value; share price performance (including Options and SARs tied solely to appreciation in the fair market value of the shares); earnings per share; stock price earnings ratio; earnings before interest, taxes, depreciation and amortization expenses ("EBITDA"); earnings before interest and taxes ("EBIT"); or EBITDA, EBIT or earnings before taxes and unusual or nonrecurring items as measured either against the annual budget or as a ratio to revenue. Achievement of any such Performance Objective shall be measured over a period of years not to exceed ten (10) as specified by the Program Administrators in the agreement for the performance-based award. No business criterion other than those named above in this Article 13(c) may be used in establishing the Performance Objective for an award to a Covered Employee under this Article 13. For each such award relating to a Covered Employee, the Program Administrators shall establish the targeted level or levels of performance for each such business criterion. The Program Administrators may, in their discretion, reduce the amount of a payout otherwise to be made in connection with an award under this Article 13(c), but may not exercise discretion to increase such amount, and the Program Administrators may consider other performance criteria in exercising such discretion. All determinations by the Program Administrators as to the achievement of Performance Objectives under this Article 13(c) shall be made in writing. The Program Administrators may not delegate any responsibility under this Article 13(c). As used herein, "Covered Employee" shall mean, with respect to any grant of an award, an executive of the Company or any subsidiary who is a member of the executive compensation group under the Company's compensation practices (not necessarily an executive officer) whom the Program Administrators deem may be or become a covered employee as defined in Section 162(m)(3) of the Code for any year that such award may result in remuneration

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  over $1 million which would not be deductible under Section 162(m) of the Code but for the provisions of the Program and any other "qualified performance-based compensation" plan (as defined under Section 162(m) of the Code) of the Company; provided, however, that the Program Administrators may determine that a Plan Participant has ceased to be a Covered Employee prior to the settlement of any award.

      (d) The Program Administrators, in their sole discretion, may require that one or more award agreements contain provisions which provide that, in the event Section 162(m) of the Code, or any successor provision relating to excessive employee remuneration, would operate to disallow a deduction by the Company with respect to all or part of any award under the Program, a Plan Participant's receipt of the benefit relating to such award that would not be deductible by the Company shall be deferred until the next succeeding year or years in which the Plan Participant's remuneration does not exceed the limit set forth in such provisions of the Code.

    Article 14.  Death Beneficiaries.  In the event of a Plan Participant's death, all of such person's outstanding awards, including his or her rights to receive any accrued but unpaid Stock Payments, will transfer to the maximum extent permitted by law to such person's beneficiary (except to the extent a permitted transfer of a Nonqualified Option or SAR was previously made pursuant hereto). Each Plan Participant may name, from time to time, any beneficiary or beneficiaries (which may be named continently or successively) as his or her beneficiary for purposes of this Program. Each designation shall be on a form prescribed by the Program Administrators, will be effective only when delivered to the Company, and when effective will revoke all prior designations by the Plan Participant. If a Plan Participant dies with no such beneficiary designation in effect, such person's beneficiary shall be his or her estate and such person's awards will be transferable by will or pursuant to laws of descent and distribution applicable to such person.

    Article 15.  Unfunded Program.  The Program shall be unfunded and the Company shall not be required to segregate any assets that may at any time be represented by awards under the Program. Neither the Company, its affiliates, the Program Administrators, nor the Board shall be deemed to be a trustee of any amounts to be paid under the Program nor shall anything contained in the Program or any action taken pursuant to its provisions create or be construed to create a fiduciary relationship between any such party and a Plan Participant or anyone claiming on his or her behalf. To the extent a Plan Participant or any other person acquires a right to receive payment pursuant to an award under the Program, such right shall be no greater than the right of an unsecured general creditor of the Company.

    Article 16.  Choice of Law and Venue.  The Program and all related documents shall be governed by, and construed in accordance with, the laws of the State of California. Acceptance of an award shall be deemed to constitute consent to the jurisdiction and venue of the Superior Court of Santa Barbara County, California and the United States District Court of the Central District of California for all purposes in connection with any suit, action or other proceeding relating to such award, including the enforcement of any rights under the Program or any agreement or other document, and shall be deemed to constitute consent to any process or notice of motion in connection with such proceeding being served by certified or registered mail or personal service within or without the State of California, provided a reasonable time for appearance is allowed.

    Article 17.  Arbitration.  Any disputes involving the Program will be resolved by arbitration in Santa Barbara, California before one (1) arbitrator in accordance with the rules of the American Arbitration Association.

    Article 18.  Program Administrator's Right.  Except as may be provided in an award agreement, the Program Administrators may, in their discretion, waive any restrictions or conditions applicable to, or accelerate the vesting of, any award (other than the right to purchase shares pursuant to the Stock Purchase Plan). The Program Administrators may as also modify or revise any form of stock option agreement or other form required to implement the Program.

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    Article 19.  Termination of Benefits Under Certain Conditions.  The Program Administrators, in their sole discretion, may cancel any unexpired, unpaid or deferred award (other than a right to purchase shares pursuant to the Stock Purchase Plan) at any time if the Plan Participant is not in compliance with all applicable provisions of the Program or any award agreement or if the Plan Participant, whether or not he or she is currently employed by the Company or one of its subsidiaries, acts in a manner contrary to the best interests of the Company and its subsidiaries.

    Article 20.  Conflicts in Program.  In case of any conflict in the terms of the Program, or between the Program and an award agreement, the provisions in the Program which specifically grant such award shall control, and the provisions in the Program shall control over the provisions in any award agreement.

    Article 21.  Optional Deferral.  The right to receive any award under the Program (other than the right to purchase shares pursuant to the Stock Purchase Plan) may, at the request of the Plan Participant, be deferred to such period and upon such terms and conditions as the Program Administrators shall, in their discretion, determine, which may include crediting of interest on deferrals of cash and crediting of dividends on deferrals denominated in shares of Common Stock.

    Article 22.  Restrictions on Common Stock.  Each Plan Participant who acquires Common Stock or rights to acquire Common Stock will be subject to all restrictions applicable to the Common Stock as set forth in the Company's Certificate of Incorporation.

PART I

QAD INC.
INCENTIVE STOCK OPTION PLAN

    Section 1.  Purpose.  The purpose of this QAD Inc. Incentive Stock Option Plan (the "Incentive Plan") is to promote the growth and general prosperity of the Company by permitting the Company to grant options to purchase shares of its Common Stock. The Incentive Plan is designed to help attract and retain superior personnel for positions of substantial responsibility with the Company and its subsidiaries, and to provide individuals with an additional incentive to contribute to the success of the Company. The Company intends that options granted pursuant to the provisions of the Incentive Plan will qualify as "incentive stock options" within the meaning of Section 422 of the Code. This Incentive Plan is Part I of the Program. Unless any provision herein indicates to the contrary, this Incentive Plan shall be subject to the General Provisions of the Program.

    Section 2.  Option of Terms and Conditions.  The terms and conditions of options granted under the Incentive Plan may differ from one another as the Program Administrators shall, in its discretion, determine as long as all options granted under the Incentive Plan satisfy the requirements of the Incentive Plan.

    Section 3.  Duration of Options.  Each option and all rights thereunder granted pursuant to the terms of the Incentive Plan shall expire on the date determined by the Program Administrators, but in no event shall any option granted under the Incentive Plan expire later than ten (10) years from the date on which the option is granted. However, notwithstanding the above portion of this Section 3, if at the time the option is granted the grantee (the "Optionee") owns or would be considered to own by reason of Code Section 424(d) more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries, such option shall expire not more than 5 years from the date the option is granted. In addition, each option shall be subject to early termination as provided in the Incentive Plan.

    Section 4.  Purchase Plan.  The purchase price for shares acquired pursuant to the exercise, in whole or in part, of any option shall not be less than the fair market value of the shares at the time of the grant of the option. Fair market value (the "Fair Market Value") shall be determined by the Board of Directors on the basis of such factors as they deem appropriate; provided, however, that Fair Market

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Value on any day shall be deemed to be, if the Common Stock is traded on a national securities exchange, the closing price (or, if no reported sale takes place on such day, the mean of the reported bid and asked prices) of the Common Stock on such day on the principal such exchange, or, if the stock is included on the composite tape, the composite tape. In each case, the Program Administrators' determination of Fair Market Value shall be conclusive.

    Notwithstanding the above portion of this Section 4, if at the time an option is granted the Optionee owns or would be considered to own by reason of Code Section 424(d) more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries, the purchase price of the shares covered by such option shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the option is granted.

    Section 5.  Maximum Amount of Options Exercisable in Any Calendar Year.  Notwithstanding any other provision of this Incentive Plan, the aggregate Fair Market Value (determined at the time any Incentive Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options become exercisable for the first time by any employee during any calendar year under all stock option plans of the Company and its subsidiaries shall not exceed $100,000.

    Section 6.  Exercise of Options.  Each option shall be exercisable in one or more installments during its term as determined by the Program Administrators, and the right to exercise may be cumulative as determined by the Program Administrators. No option may be exercised for a fraction of a share of Common Stock. The purchase price of any shares purchased shall be paid in full in cash or by certified or cashier's check payable to the order of the Company or by shares of Common Stock, if permitted by the Program Administrators, or by a combination of cash, check, or shares of Common Stock, at the time of exercise of the option. If any portion of the purchase price is paid in shares of Common Stock, those shares shall be tendered at their then Fair Market Value as determined by the Program Administrators in accordance with Section 4 of this Incentive Plan. Payment in shares of Common Stock includes the automatic application of shares of Common Stock received upon exercise of an option to satisfy the exercise price for additional options.

    Section 7.  Reorganization.  In the event of the dissolution or liquidation of the Company, any option granted under the Incentive Plan shall terminate as of a date to be fixed by the Program Administrators; provided that not less than 30 days' written notice of the date so fixed shall be given to each Optionee and each such Optionee shall have the right during such period (unless such option shall have previously expired) to exercise any option, including any option that would not otherwise be exercisable by reason of an insufficient lapse of time.

    In the event of a Reorganization (as defined below) in which the Company is not the surviving or acquiring company, or in which the Company is or becomes a subsidiary of another company after the effective date of the Reorganization, then:

      (a) if there is no plan or agreement respecting the Reorganization (the "Reorganization Agreement") or if the Reorganization Agreement does not specifically provide for the change, conversion or exchange of the outstanding options for options of another corporation, then exercise and termination provisions equivalent to those described in this Section 7 shall apply; or

      (b) if there is a Reorganization Agreement and if the Reorganization Agreement specifically provides for the change, conversion, or exchange of the outstanding options for options of another corporation, then the Program Administrators shall adjust the outstanding unexercised options (and shall adjust the options remaining under the Incentive Plan which have not yet been granted if the Reorganization Agreement makes specific provision for such an adjustment) in a manner consistent with the applicable provisions of the Reorganization Agreement.

    The term "Reorganization" as used in this Section 7 shall mean any statutory merger, statutory consolidation, sale of all or substantially all of the assets of the Company or a sale of the Common

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Stock pursuant to which the Company is or becomes a subsidiary of another company after the effective date of the Reorganization.

    Adjustments and determinations under this Section 7 shall be made by the Program Administrators, whose decisions as to such adjustments or determinations shall be final, binding, and conclusive.

    Section 8.  Written Notice Required.  Any option granted pursuant to the terms of the Incentive Plan shall be exercised when written notice of that exercise has been given to the Company at its principal office by the person entitled to exercise the option and full payment for the shares with respect to which the option is exercised, together with payment of applicable income taxes, has been received by the Company.

    Section 9.  Compliance with Securities Laws.  Shares shall not be issued with respect to any option granted under the Incentive Plan, unless the exercise of that option and the issuance and delivery of the shares pursuant to that exercise shall comply with all applicable provisions of foreign, state and federal law including, without limitation, the Securities Act of 1933, as amended, and the Exchange Act, and the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Program Administrators may also require an Optionee to furnish evidence satisfactory to the Company, including a written and signed representation letter and consent to be bound by any transfer restriction imposed by law, legend, condition, or otherwise, that the shares are being purchased only for investment purposes and without any present intention to sell or distribute the shares in violation of any state or federal law, rule, or regulation. Further, each Optionee shall consent to the imposition of a legend on the shares of Common Stock subject to his or her Option and the imposition of stop-transfer instructions restricting their transferability as required by law or by this Section 9.

    Section 10.  Employment of Optionee.  Each Optionee, if requested by the Program Administrators, must agree in writing as a condition of receiving his or her option, that he or she will remain in the employment of the Company or its subsidiary corporations following the date of the granting of that option for a period specified by the Program Administrators. Nothing in the Incentive Plan or in any option granted hereunder shall confer upon any Optionee any right to continued employment by the Company or its subsidiary corporations or limit in any way the right of the Company or its subsidiary corporations at any time to terminate or alter the terms of that employment.

    Section 11.  Option Rights Upon Termination of Employment.  If an Optionee ceases to be employed by the Company or any subsidiary corporation for any reason other than death or disability, his or her option shall immediately terminate unless a minimum exercise period is required by applicable Department of Corporations regulations to which the Company may then be subject; provided, however, that the Program Administrators may, in their sole and absolute discretion, allow the option to be exercised (to the extent exercisable on the date of termination of employment) at any time within sixty (60) days after the date of termination of employment, unless either the option or the Incentive Plan otherwise provides for earlier termination.

    Section 12.  Option Rights Upon Disability.  If an Optionee becomes disabled within the meaning of Code Section 422(e)(3) while employed by the Company or any subsidiary corporation, the Program Administrators, in their discretion, may allow the option to be exercised, to the extent exercisable on the date of termination of employment, at any time within one year after the date of termination of employment due to disability, unless either the option or the Incentive Plan otherwise provides for earlier termination.

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    Section 13.  Option Rights Upon Death of Optionee.  Except as otherwise limited by the Program Administrators at the time of the grant of an option, if an Optionee dies while employed by the Company or any subsidiary corporation, his or her Option shall expire one year after the date of death unless by its terms it expires sooner. During this one-year or shorter period, the option may be exercised, to the extent that it remains unexercised on the date of death, by the person or persons to whom the Optionee's rights under the option shall pass by will or by the laws of descent and distribution, but only to the extent that the Optionee is entitled to exercise the option at the date of death.

    Section 14.  Options Not Transferable.  Options granted pursuant to the terms of the Incentive Plan may not be sold, pledged, assigned, or transferred in any manner otherwise than by will or the laws of descent or distribution and may be exercised during the lifetime of an Optionee only by that Optionee. No such options shall be pledged or hypothecated in any way nor shall they be subject to execution, attachment, or similar process.

    Section 15.  Adjustments to Number and Purchase Price of Optioned Shares.  All options granted pursuant to the terms of this Incentive Plan shall be adjusted in the manner prescribed by Article 6 of the General Provisions of this Program.

PART II

QAD INC.
NONQUALIFIED STOCK OPTION PLAN

    Section 1.  Purpose.  The purpose of this QAD Inc. Nonqualified Stock Option Plan (the "Nonqualifed Plan") is to permit the Company to grant options to purchase shares of its Common Stock. The Nonqualified Plan is designed to help attract and retain superior personnel for positions of substantial responsibility with the Company and its subsidiaries, and to provide individuals with an additional incentive to contribute to the success of the Company. Any option granted pursuant to the Nonqualified Plan shall be clearly and specifically designated as not being an incentive stock option, as defined in Section 422 of the Code. This Nonqualified Plan is Part II of the Program. Unless any provision herein indicates to the contrary, the Nonqualified Plan shall be subject to the General Provisions of the Program.

    Section 2.  Option Term and Conditions.  The terms and conditions of options granted under the Nonqualified Plan may differ from one another as the Program Administrators shall in their discretion determine as long as all options granted under the Nonqualified Plan satisfy the requirements of the Nonqualified Plan.

    Section 3.  Duration of Options.  Each option and all rights thereunder granted pursuant to the terms of the Nonqualified Plan shall expire on the date determined by the Program Administrators, but in no event shall any option granted under the Nonqualified Plan expire later than ten (10) years from the date on which the option is granted. In addition, each option shall be subject to early termination as provided in the Nonqualified Plan.

    Section 4.  Purchase Price.  The purchase price for shares acquired pursuant to the exercise, in whole or in part, of any option may be at, higher than or below the fair market value of the shares at the time of the grant of the option. Fair market value (the "Fair Market Value") shall be determined by the Program Administrators on the basis of such factors as they deem appropriate; provided, however, that Fair Market Value on any day shall be deemed to be, if the Common Stock is traded on a national securities exchange, the closing price (or, if no reported sale takes place on such day, the mean of the reported bid and asked prices) of the Common Stock on such day on the principal such exchange, or, if the stock is included on the composite tape, the composite tape. In each case, the Program Administrators' determination of Fair Market Value shall be conclusive.

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    Section 5.  Exercise of Options.  Each option shall be exercisable in one or more installments during its term and the right to exercise may be cumulative as determined by the Program Administrators. No option may be exercised for a fraction of a share of Common Stock. The purchase price of any shares purchased shall be paid in full in cash or by certified or cashier's check payable to the order of the Company or by shares of Common Stock, if permitted by the Program Administrators, or by a combination of cash, check, or shares of Common Stock, at the time of exercise of the option. If any portion of the purchase price is paid in shares of Common Stock, those shares shall be tendered at their then Fair Market Value as determined by the Program Administrators in accordance with Section 4 of the Nonqualified Plan. Payment in shares of Common Stock includes the automatic application of shares of Common Stock received upon exercise of an option to satisfy the exercise price for additional options.

    Section 6.  Reorganization.  In the event of the dissolution or liquidation of the Company, any option granted under the Nonqualified Plan shall terminate as of a date to be fixed by the Program Administrators; provided that not less than 30 days' written notice of the date so fixed shall be given to each Optionee and each such Optionee shall have the right during such period (unless such option shall have previously expired) to exercise any option, including any option that would not otherwise be exercisable by reason of an insufficient lapse of time.

    In the event of a Reorganization (as defined below) in which the Company is not the surviving or acquiring company, or in which the Company is or becomes a subsidiary of another company after the effective date of the Reorganization, then:

      (a) if there is no plan or agreement respecting the Reorganization ("Reorganization Agreement") or if the Reorganization Agreement does not specifically provide for the change, conversion or exchange of the outstanding options for options of another corporation, then exercise and termination provisions equivalent to those described in this Section 6 shall apply; or

      (b) if there is a Reorganization Agreement and if the Reorganization Agreement specifically provides for the change, conversion, or exchange of the outstanding options for options of another corporation, then the Program Administrators shall adjust the outstanding unexercised options (and shall adjust the options remaining under the Nonqualified Plan which have not yet been granted if the Reorganization Agreement makes specific provision for such an adjustment) in a manner consistent with the applicable provisions of the Reorganization Agreement.

    The term "Reorganization" as used in this Section 6 shall mean any statutory merger, statutory consolidation, sale of all or substantially all of the assets of the Company or a sale of the Common Stock pursuant to which the Company is or becomes a subsidiary of another company after the effective date of the Reorganization.

    Adjustments and determinations under this Section 6 shall be made by the Program Administrators, whose decisions as to such adjustments or determinations shall be final, binding, and conclusive.

    Section 7.  Written Notice Required.  Any option granted pursuant to the terms of this Nonqualified Plan shall be exercised when written notice of that exercise has been given to the Company at its principal office by the person entitled to exercise the option and full payment for the shares with respect to which the option is exercised has been received by the Company.

    Section 8.  Compliance with Securities Laws.  Shares of Common Stock shall not be issued with respect to any option granted under the Nonqualified Plan, unless the exercise of that option and the issuance and delivery of the shares pursuant thereto shall comply with all applicable provisions of foreign, state and federal law, including, without limitation, the Securities Act of 1933, as amended, and the Exchange Act, and the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval

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of counsel for the Company with respect to such compliance. The Program Administrators may also require an Optionee to furnish evidence satisfactory to the Company, including a written and signed representation letter and consent to be bound by any transfer restrictions imposed by law, legend, condition, or otherwise, that the shares are being purchased only for investment purposes and without any present intention to sell or distribute the shares in violation of any state or federal law, rule, or regulation. Further, each Optionee shall consent to the imposition of a legend on the shares of Common Stock subject to his or her option and the imposition of stop-transfer instructions restricting their transferability as required by law or by this Section 8.

    Section 9.  Continued Employment or Service.  Each Optionee, if requested by the Program Administrators, must agree in writing as a condition of receiving his or her Option, to remain in the employment of, or service to, the Company or any of its subsidiaries following the date of the granting of that option for a period specified by the Program Administrators. Nothing in this Nonqualified Plan or in any option granted hereunder shall confer upon any Optionee any right to continued employment by, or service to, the Company or any of its subsidiaries, or limit in any way the right of the Company or any subsidiary at any time to terminate or alter the terms of that employment or service arrangement.

    Section 10.  Option Rights Upon Termination of Employment or Service.  If an Optionee under this Nonqualified Plan ceases to be employed by, or provide services to, the Company or any of its subsidiaries for any reason other than death or disability, his or her option shall immediately terminate, unless a minimum exercise period is required by applicable Department of Corporations regulations to which the Company may then be subject; provided, however, that the Program Administrators may, in their sole and absolute discretion, allow the option to be exercised, to the extent exercisable on the date of termination of employment or service, at any time within sixty (60) days after the date of termination of employment or service, unless either the option or this Nonqualified Plan otherwise provides for earlier termination.

    Section 11.  Option Rights Upon Disability.  If an Optionee becomes disabled within the meaning of Code Section 422 (e) (3) while employed by the Company or any subsidiary corporation, the Program Administrators, in their discretion, may allow the option to be exercised, to the extent exercisable on the date of termination of employment, at any time within one year after the date of termination of employment due to disability, unless either the option or the Nonqualified Plan otherwise provides for earlier termination.

    Section 12.  Option Rights Upon Death of Optionee.  Except as otherwise limited by the Program Administrators at the time of the grant of an option, if an Optionee dies while employed by, or providing services to, the Company or any of its subsidiaries, his or her option shall expire one year after the date of death unless by its terms it expires sooner. During this one-year or shorter period, the option may be exercised, to the extent that it remains unexercised on the date of death, by the person or persons to whom the Optionee's rights under the option shall pass by will or by the laws of descent and distribution, but only to the extent that the Optionee is entitled to exercise the option at the date of death.

    Section 13.  Options Not Transferable.  Options granted pursuant to the terms of this Nonqualified Plan may not be sold, pledged, assigned, or transferred in any manner otherwise than by will or the laws of descent or distribution and may be exercised during the lifetime of an Optionee only by that Optionee. No such options shall be pledged or hypothecated in any way nor shall they be subject to execution, attachment, or similar process.

    Section 14.  Adjustments to Number and Purchase Price of Optioned Shares.  All options granted pursuant to the terms of this Nonqualified Plan shall be adjusted in a manner prescribed by Article 6 of the General Provisions of the Program.

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PART III

QAD INC.
RESTRICTED SHARE PLAN

    Section 1.  Purpose.  The purpose of this QAD Inc. Restricted Share Plan (the "Restricted Plan") is to promote the growth and general prosperity of the Company by permitting the Company to grant restricted shares to help attract and retain superior personnel for positions of substantial responsibility with the Company and its subsidiaries and to provide individuals with an additional incentive to contribute to the success of the Company. The Restricted Plan is Part III of the Program. Unless any provision herein indicates to the contrary, the Restricted Plan shall be subject to the General Provisions of the Program.

    Section 2.  Terms and Conditions.  The terms and conditions of restricted shares granted under the Restricted Plan may differ from one another as the Program Administrators shall, in their discretion, determine as long as all restricted shares granted under the Restricted Plan satisfy the requirements of the Restricted Plan.

    Each restricted share grant shall provide to the recipient (the "Holder") the transfer of a specified number of shares of Common Stock of the Company that shall become nonforfeitable upon the achievement of specified service or performance conditions within a specified period or periods (the "Restricted Period") as determined by the Program Administrators. At the time that the restricted share is granted, the Program Administrators shall specify the service or performance conditions and the period of duration over which the conditions apply.

    The Holder of restricted shares shall not have any rights with respect to such award, unless and until such Holder has executed an agreement evidencing the terms and conditions of the award (the "Restricted Share Award Agreement"). Each individual who is awarded restricted shares shall be issued a stock certificate in respect of such shares. Such certificate shall be registered in the name of the Holder and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award, substantially in the following form:

  The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the QAD Inc. Restricted Share Plan and Restricted Share Award Agreement entered into between the registered owner and QAD Inc. Copies of such Plan and Agreement are on file in the offices of QAD Inc.

    The Program Administrators shall require that the stock certificates evidencing such shares be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any restricted share award, the Holder shall have delivered a stock power, endorsed in blank, relating to the stock covered by such award. At the expiration of each Restriction Period, the Company shall redeliver to the Holder certificates held by the Company representing the shares with respect to which the applicable conditions have been satisfied.

    Section 3.  Nontransferable.  Subject to the provisions of the Restricted Plan and the Restricted Share Award Agreements, during the Restriction Period as may be set by the Program Administrators commencing on the grant date, the Holder shall not be permitted to sell, transfer, pledge, or assign shares of restricted shares awarded under the Restricted Plan.

    Section 4.  Restricted Share Rights Upon Termination of Employment or Service.  If a Holder ceases to be employed by, or provide services to, the Company or any of its subsidiaries prior to the expiration of the Restriction Period, any restricted shares granted to him or her subject to such Restriction Period shall be forfeited by the Holder and shall be transferred to the Company. The Program Administrators may, in their sole discretion, accelerate the lapsing of or waive such restrictions in whole or in part

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based upon such factors and such circumstances as the Program Administrators may determine, in its sole discretion, including, but not limited to, the Plan Participant's retirement, death, or disability.

    Section 5.  Stockholder Rights.  The Holder shall have, with respect to the restricted shares granted, all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon. Certificates for shares of unrestricted stock shall be delivered to the grantee promptly after, and only after, the Restriction Period shall expire without forfeiture in respect of such restricted shares.

    Section 6.  Compliance with Securities Laws.  Shares shall not be issued under the Restricted Plan unless the issuance and delivery of the shares pursuant thereto shall comply with all relevant provisions of foreign, state and federal law, including, without limitation, the Securities Act of 1933, as amended, and the Exchange Act, and the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Program Administrators may also require a Holder to furnish evidence satisfactory to the Company, including a written and signed representation letter and consent to be bound by any transfer restrictions imposed by law, legend, condition, or otherwise, that the shares are being purchased only for investment purposes and without any present intention to sell or distribute the shares in violation of any state or federal law, rule, or regulation. Further, each Holder shall consent to the imposition of a legend on the shares of Common Stock issued pursuant to the Restricted Share Plan and the imposition of stop-transfer instructions restricting their transferability as required by law or by this Section 6.

    Section 7.  Continued Employment or Service.  Each Holder, if requested by the Program Administrators, must agree in writing as a condition of the granting of his or her restricted shares, to remain in the employment of, or service to, the Company or any of its subsidiaries following the date of the granting of that restricted share for a period specified by the Program Administrators. Nothing in the Restricted Plan or in any restricted share granted hereunder shall confer upon any Holder any right to continued employment by, or service to, the Company or any of its subsidiaries, or limit in any way the right of the Company or any subsidiary at any time to terminate or alter the terms of that employment or service arrangement.

PART IV

QAD INC.
EMPLOYEE STOCK PURCHASE PLAN

    Section 1.  Purpose.  The purpose of the QAD Inc. Employee Stock Purchase Plan (the "Stock Purchase Plan") is to promote the growth and general prosperity of the Company by permitting the Company to sell to employees of the Company and its subsidiaries shares of the Company's stock in accordance with Section 423 of the Code ("Section 423"), and it is the intention of the Company to have the Stock Purchase Plan qualify as an Employee Stock Purchase Plan in accordance with Section 423, and the Stock Purchase Plan shall be construed to administer stock purchases and to extend and limit participation consistent with the requirements of Section 423. The Stock Purchase Plan will be administered by the Program Administrators. Unless any provision herein indicates to the contrary, this Stock Purchase Plan shall be subject to the General Provisions of the Program.

    Section 2.  Terms and Conditions.  The terms and conditions of shares to be offered to be sold to employees of the Company and its subsidiaries under the Stock Purchase Plan shall comply with Section 423.

    Section 3.  Offering Periods and Participation.  The Stock Purchase Plan shall be implemented through a series of periods established by Program Administrators (the "Offering Periods"). A full-time employee may participate in the Stock Purchase Plan and may enroll in an Offering Period by

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delivering to the Company's payroll office an agreement evidencing the terms and conditions of the stock subscription in a form prescribed by the Program Administrators (the "Purchase Agreement") at least thirty (30) business days prior to the Enrollment Date for that Offering Period (or such lesser number of business days as the Program Administrators, in their sole discretion, may permit). Purchases will be made through payroll deductions, unless direct purchases have been approved by the Program Administrators. The first day of each Offering Period will be the "Enrollment Date" and the last day of each period will be the "Exercise Date."

    Section 4.  Purchase Price.  The Purchase Price means an amount as determined by the Program Administrators that is the lesser of: (a) the Purchase Price Discount from the Fair Market Value of a share of Common Stock on the Enrollment Date, or (b) the Purchase Price Discount from the Fair Market Value of a share of Common Stock on the Exercise Date. The "Purchase Price Discount" shall mean the amount of the discount from the Fair Market Value granted to Plan Participants not to exceed fifteen percent (15%) of the Fair Market Value as established by the Board from time to time. "Fair Market Value" of a share of stock shall be determined by the Board. However, if the Stock is publicly traded, fair market value of a share of Stock shall be based upon the closing or other appropriate trading price per share of Stock on a national securities exchange.

    Section 5.  Grants.

      (a)  Grants.  On the Enrollment Date for each Offering Period, each Eligible Employee participating in such Offering Period shall be granted the right to purchase on each Exercise Date during such Offering Period (at the Purchase Price) shares of Common Stock in an amount from time to time specified by the Program Administrators as set forth in Section 5(b) below. The Program Administrators will also establish the Purchase Price Discount and the Periodic Exercise Limit. The right to purchase shall expire immediately after the last Exercise Date of the Offering Period.

      (b)  Grant Limitations.  Any provisions of the Stock Purchase Plan to the contrary notwithstanding, no Plan Participant shall be granted a right to purchase under the Stock Purchase Plan:

        (i)  if, immediately after the grant, such Plan Participant would own stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary (applying the constructive ownership rules of Section 424(d) of the Code and treating stock that a Plan Participant may acquire under outstanding options as stock owned by the Plan Participant);

        (ii) that permits such Plan Participant's rights to purchase stock, under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate that exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the Fair Market Value of the shares at the time such purchase) in any calendar year (computed utilizing the rules of Section 423(b)(8) of the Code); or

        (iii) that permits a Plan Participant to purchase Stock in excess of twenty percent (20%) of his or her compensation, which shall include the gross base salary or hourly compensation paid to a Plan Participant and the gross amount of any targeted bonus, without reduction for contributions to any 401(k) plan sponsored by the Company.

      (c)  No Rights in Respect of Underlying Stock.  The Plan Participant will have no interest or voting right in shares covered by a right to purchase until such purchase has been completed.

      (d)  Plan Account.  The Company shall maintain a plan account for the Plan Participants in the Stock Purchase Plan, to which are credited the payroll deductions made for such Plan

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  Participant pursuant to Section 6 and from which are debited amounts paid for the purchase of shares.

      (e)  Common Stock Account.  As a condition of participation in the Stock Purchase Plan, each Plan Participant shall be required to receive shares purchased under the Stock Purchase Plan in a common stock account (the "Common Stock Account") maintained by the Company to hold the Common Stock purchased under the Stock Purchase Plan. The shares may be released at such times and under such conditions as designated by the Program Administrators.

      (f)  Dividends on Shares.  Subject to the limitations of Section 5(a) hereof and Section 423(b)(8) of the Code, all cash dividends, if any, paid with respect to shares of Common Stock purchased under the Stock Purchase Plan and held in a Plan Participant's Common Stock Account shall be automatically invested in shares of Common Stock purchased at 100% of Fair Market Value on the next Exercise Date. All non-cash distributions on Common Stock purchased under the Stock Purchase Plan and held in a Plan Participant's Common Stock Account shall be paid to the Plan Participant as soon as practicable.

    Section 6.  Payroll Deductions/Direct Purchases.

      (a)  Plan Participant Designations.  The Purchase Agreement applicable to an Offering Period shall designate payroll deductions to be made on each payday during the Offering Period as a whole number percentage specified by the Program Administrators of such Eligible Employee's compensation for the pay period preceding such payday. Direct purchases may be permitted on such terms specified by the Program Administrators.

      (b)  Plan Account Balances.  The Company shall make payroll deductions as specified in each Plan Participant's Subscription Agreement on each payday during the Offering Period and credit such payroll deductions to such Plan Participant's Plan Account. A Plan Participant may not make any additional payments into such Plan Account. No interest will accrue on any payroll deductions. All payroll deductions received or held by the Company under the Stock Purchase Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

      (c)  Plan Participation Changes.  A Plan Participant may only discontinue his or her participation in the Stock Purchase Plan as provided in Section 9. A Plan Participant may only increase or decrease (subject to such limits as the Program Administrator may impose) the rate of his or her payroll deductions at the start of any Offering Period by filing with the Company a new Subscription Agreement authorizing such a change in the payroll deduction rate. The change in rate shall be effective with the first Offering Period following the Company's receipt of the new Subscription Agreement.

      (d)  Decreases.  Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 4(b) herein, a Plan Participant's payroll deductions shall be decreased to zero percent at such time during any Purchase Period that is scheduled to end during a calendar year (the "Current Purchase Period") when the aggregate of all payroll deductions previously used to purchase stock under the Stock Purchase Plan in a prior Purchase Period which ended during that calendar year plus all payroll deductions accumulated with respect to the Current Purchase Period equal the maximum permitted by Section 423(b)(8) of the Code. Payroll deductions shall recommence at the rate provided in such Plan Participant's Subscription Agreement at the beginning of the first Purchase Period that is scheduled to end in the following calendar year, unless terminated by the Plan Participant as provided in Section 9.

      (e)  Tax Obligations.  At the time of the purchase of shares, and at the time any Common Stock issued under the Stock Purchase Plan to a Plan Participant is disposed of, the Plan Participant must adequately provide for the Company's federal, state or other tax withholding

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  obligations, if any, that arise upon the purchase of shares or the disposition of the Common Stock. At any time, the Company may, but will not be obligated to, withhold from the Plan Participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including, but not limited to, any withholding required to make available to the Company any tax deductions or benefit attributable to sale or early disposition of Common Stock by the eligible employee.

      (f)  Statements of Accounts.  The Company shall maintain each Plan Participant's Plan Account and shall give each Plan Participant a statement of account at least annually. Such statements will set forth the amounts of payroll deductions, the Purchase Price applicable to the Common Stock purchased, the number of shares purchased, the remaining cash balance and the dividends received, if any, for the period covered.

    Section 7.  Purchase of Shares.

      (a)  Automatic Exercise on Exercise Dates.  Unless a Plan Participant withdraws as provided in Section 9 below, his or her right to purchase of shares will be exercised automatically on each Exercise Date within the Offering Period in which such Plan Participant is enrolled for the maximum whole number of shares of Common Stock as can then be purchased at the applicable Purchase Price with the payroll deductions accumulated in such Plan Participant's Plan Account and not yet applied to the purchase of shares under the Stock Purchase Plan, subject to the Periodic Exercise Limit. All such shares purchased under the Stock Purchase Plan shall be credited to the Plan Participant's Common Stock Account. During a Plan Participant's lifetime, a Plan Participant's options to purchase shares under the Stock Purchase Plan shall be exercisable only by the Plan Participant.

      (b)  Excess Plan Account Balances.  If, due to application of the Periodic Exercise Limit or otherwise, there remains in a Plan Participant's Plan Account immediately following exercise of such Plan Participant's election to purchase shares on an Exercise Date any cash accumulated immediately preceding such Exercise Date and not applied to the purchase of shares under the Stock Purchase Plan, such cash shall promptly be returned to the Plan Participant; provided, however, that if the Plan Participant shall be enrolled in the Offering Period (including, without limitation, by not withdrawing pursuant to Section 9), such cash shall be contributed to the Plan Participant's Plan Account for such next Purchase Period.

    Section 8.  Holding Period.  The Program Administrators may establish, as a condition to participation, a holding period of up to one (1) year following the Exercise Date during which a Plan Participant may not sell, transfer or encumber the shares purchased under the Stock Purchase Plan.

    Section 9.  Withdrawal; Termination of Employment.

      (a)  Voluntary Withdrawal.  A Plan Participant may withdraw from an Offering Period by giving written notice to the Company's payroll office at least thirty (30) business days prior to the next Exercise Date. Such withdrawal shall be effective no later than thirty (30) business days after receipt by the Company's payroll office of notice thereof. On or promptly following the effective date of any withdrawal, all (but not less than all) of the withdrawing Plan Participant's payroll deductions credited to his or her Plan Account and not yet applied to the purchase of shares under the Stock Purchase Plan will be paid to such Plan Participant, and on the effective date of such withdrawal such Plan Participant's option to purchase shares for the Offering Period will be automatically terminated and no further payroll deductions for the purchase of shares will be made during the Offering Period. If a Plan Participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of any succeeding Offering Period, unless the Plan Participant delivers to the Company a new Subscription Agreement with respect thereto.

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      (b)  Termination of Employment.  Promptly after a Plan Participant's ceasing to be an employee for any reason all shares of Common Stock held in a Plan Participant's Common Stock Account and the payroll deductions credited to such Plan Participant's Plan Account and not yet applied to the purchase of shares under the Stock Purchase Plan will be returned to such Plan Participant or, in the case of his or her death, to the person or persons entitled thereto, and such Plan Participant's option to purchase shares will be automatically terminated, provided that, if the Company does not learn of such death more than five (5) business days prior to an Exercise Date, payroll deductions credited to such Plan Participant's Plan Account may be applied to the purchase of shares under the Stock Purchase Plan on such Exercise Date.

    Section 10.  Non-transferability.  Neither payroll deductions credited to a Plan Participant's Plan Account nor any rights with regard to the exercise of a purchase of shares or to receive shares under the Stock Purchase Plan may be assigned, transferred, pledged or otherwise disposed of by the Plan Participant in any way other than by will or the laws of descent and distribution, and any purchase of shares by a Plan Participant shall, during such Plan Participant's lifetime, be exercisable only by such Plan Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Program Administrator may treat such act as an election to withdraw from an Offering Period in accordance with Section 9.

    Section 11.  Compliance with Securities Laws.  Shares shall not be issued with respect to the Stock Purchase Plan, unless the issuance and delivery of the shares pursuant thereto shall comply with all applicable provisions of foreign, state and federal law, including, without limitation, the Securities Act of 1933, as amended, and the Exchange Act, and the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Program Administrators may also require a Plan Participant to furnish evidence satisfactory to the Company, including a written and signed representation letter and consent to be bound by any transfer restrictions imposed by law, legend, condition, or otherwise, that the shares are being purchased only for investment purposes and without any present intention to sell or distribute the shares in violation of any state or federal law, rule, or regulation. Further, each Plan Participant shall consent to the imposition of a legend on the shares of Common Stock subject to his or her Option and the imposition of stop-transfer instructions restricting their transferability as required by law or by this Section 11.

    Section 12.  Continued Employment or Service.  Each Plan Participant, if requested by the Program Administrators, must agree in writing, to remain in the employment of, or service to, the Company or any of its subsidiaries following the date of the granting of that option to purchase shares for a period specified by the Program Administrators. Nothing in this Stock Purchase Plan shall confer upon any Plan Participant any right to continued employment by, or service to, the Company or any of its subsidiaries, or limit in any way the right of the Company or any subsidiary at any time to terminate or alter the terms of that employment or service arrangement.

PART V

QAD INC.
NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

    Section 1.  Purpose Plan.  The purpose of this QAD Inc. Non-Employee Director Stock Option Plan (the "Directors Plan") is to permit the Company to grant options to purchase shares of its Common Stock to non-employee directors of the Company. Any option granted pursuant to the Directors Plan shall be clearly and specifically designated as not being an incentive stock option, as defined in Section 422 of the Code. This Directors Plan is Part V of the Program. Unless any provision herein indicates to the contrary, the Directors Plan shall be subject to the General Provisions of the Program. On the next to last business day of each fiscal year of the Company (or in the event a

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Director is elected or appointed to the Board during the fiscal year, on the date of the Director's election or appointment), the Company shall grant to each non-employee director of the Company options to purchase that number of shares of Common Stock as determined annually by the Program Administrators. The Program Administrators may also grant to Directors Options in lieu of cash fees at option prices established by the Program Administrators. The terms and conditions of options granted under the Directors Plan shall be in duration, form and substance as the Program Administrators shall in their discretion determine, but in no event shall any option granted under the Directors Plan expire later than ten (10) years from the date on which the option is granted.

    Section 2.  Compliance with Securities Laws.  Shares of Common Stock shall not be issued with respect to any option granted under the Directors Plan, unless the exercise of that option and the issuance and delivery of the shares pursuant thereto shall comply with all applicable provisions of foreign, state and federal law, including, without limitation, the Securities Act of 1933, as amended, and the Exchange Act, and the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Program Administrators may also require an Optionee to furnish evidence satisfactory to the Company, including a written and signed representation letter and consent to be bound by any transfer restrictions imposed by law, legend, condition, or otherwise, that the shares are being purchased only for investment purposes and without any present intention to sell or distribute the shares in violation of any state or federal law, rule, or regulation. Further, each Optionee shall consent to the imposition of a legend on the shares of Common Stock subject to his or her option and the imposition of stop-transfer instructions restricting their transferability as required by law or by this Section 2.

    Section 3.  Exercise of Options.  Each option shall be exercisable in one or more installments during its term as determined by the Program Administrators, and the right to exercise may be cumulative as determined by the Program Administrators. No option may be exercised for a fraction of a share of Common Stock. The purchase price of any shares purchased shall be paid in full in cash or by certified or cashier's check payable to the order of the Company or by shares of Common Stock, if permitted by the Program Administrators, or by a combination of cash, check, or shares of Common Stock, at the time of exercise of the option. If any portion of the purchase price is paid in shares of Common Stock, those shares shall be tendered at their then fair market value as determined by the Program Administrators. Payment in shares of Common Stock includes the automatic application of shares of Common Stock received upon exercise of an option to satisfy the exercise price for additional options.

    Section 4.  Reorganization.  In the event of the dissolution or liquidation of the Company, any option granted under the Directors Plan shall terminate as of a date to be fixed by the Program Administrators; provided that not less than 30 days' written notice of the date so fixed shall be given to each Optionee and each such Optionee shall have the right during such period (unless such option shall have previously expired) to exercise any option, including any option that would not otherwise be exercisable by reason of an insufficient lapse of time.

    In the event of a Reorganization (as defined below) in which the Company is not the surviving or acquiring company, or in which the Company is or becomes a subsidiary of another company after the effective date of the Reorganization, then:

      (a) if there is no plan or agreement respecting the Reorganization (the "Reorganization Agreement") or if the Reorganization Agreement does not specifically provide for the change, conversion or exchange of the outstanding options for options of another corporation, then exercise and termination provisions equivalent to those described in this Section 4 shall apply; or

      (b) if there is a Reorganization Agreement and if the Reorganization Agreement specifically provides for the change, conversion, or exchange of the outstanding options for options of another

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  corporation, then the Program Administrators shall adjust the outstanding unexercised options (and shall adjust the options remaining under the Directors Plan which have not yet been granted if the Reorganization Agreement makes specific provision for such an adjustment) in a manner consistent with the applicable provisions of the Reorganization Agreement.

    The term "Reorganization" as used in this Section 4 shall mean any statutory merger, statutory consolidation, sale of all or substantially all of the assets of the Company or a sale of the Common Stock pursuant to which the Company is or becomes a subsidiary of another company after the effective date of the Reorganization.

    Adjustments and determinations under this Section 4 shall be made by the Program Administrators, whose decisions as to such adjustments or determinations shall be final, binding, and conclusive.

    Section 5.  Option Rights Upon Termination of Service.  If an Optionee ceases to provide service to the Company or any subsidiary corporation for any reason other than death or disability, his or her option shall immediately terminate; provided, however, that the Program Administrators may, in their sole and absolute discretion, allow the option to be exercised (to the extent exercisable on the date of termination of service) at any time within sixty (60) days after the date of termination of service, unless either the option or the Directors Plan otherwise provides for earlier termination.

    Section 6.  Option Rights Upon Disability.  If an Optionee becomes disabled within the meaning of Code Section 422(e)(3) while serving the Company or any subsidiary corporation, the Program Administrators, in their discretion, may allow the option to be exercised, to the extent exercisable on the date of termination of service, at any time within one year after the date of termination of service due to disability, unless either the option or the Directors Plan otherwise provides for earlier termination.

    Section 7.  Option Rights Upon Death of Optionee.  Except as otherwise limited by the Program Administrators at the time of the grant of an option, if an Optionee dies while serving the Company or any subsidiary corporation, his or her Option shall expire one year after the date of death unless by its terms it expires sooner. During this one year or shorter period, the option may be exercised, to the extent that it remains unexercised on the date of death, by the person or persons to whom the Optionee's rights under the option shall pass by will or by the laws of descent and distribution, but only to the extent that the Optionee is entitled to exercise the option at the date of death.

    Section 8.  Options Not Transferable.  Options granted pursuant to the terms of the Directors Plan may not be sold, pledged, assigned, or transferred in any manner otherwise than by will or the laws of descent or distribution and may be exercised during the lifetime of an Optionee only by that Optionee. No such options shall be pledged or hypothecated in any way nor shall they be subject to execution, attachment, or similar process.

    Section 9.  Adjustments to Number and Purchase Price of Option Shares.  All options granted pursuant to the terms of this Directors Plan shall be adjusted in the manner prescribed by Article 6 of the General Provisions of this Program.

PART VI

QAD INC.
STOCK APPRECIATION RIGHTS PLAN

    Section 1.  SAR Terms and Conditions.  The purpose of this QAD Inc. Stock Appreciation Rights Plan (the "SAR Plan") is to promote the growth and general prosperity of the Company by permitting the Company to grant restricted shares to help attract and retain superior personnel for positions of substantial responsibility with the Company and its subsidiaries and to provide individuals with an

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additional incentive to contribute to the success of the Company. The terms and conditions of SARs granted under the SAR Plan may differ from one another as the Program Administrators shall, in their discretion, determine in each SAR agreement (the "SAR Agreement"). Unless any provision herein indicates to the contrary, this SAR Plan shall be subject to the General Provisions of the Program.

    Section 2.  Duration of SARs.  Each SAR and all rights thereunder granted pursuant to the terms of the SAR Plan shall expire on the date determined by the Program Administrators as evidenced by the SAR Agreement, but in no event shall any SAR expire later than ten (10) years from the date on which the SAR is granted. In addition, each SAR shall be subject to early termination as provided in the SAR Plan.

    Section 3.  Grant.  Subject to the terms and conditions of the SAR Agreement, the Program Administrators may grant the right to receive a payment upon the exercise of a SAR which reflects the appreciation in the fair market value of the number of shares of Common Stock for which such SAR was granted to any person who is eligible to receive awards either: (i) in tandem with the grant of an incentive option; (ii) in tandem with the grant of a nonqualified option; or (iii) independent of the grant of an incentive option or nonqualified option. Each grant of a SAR which is in tandem with the grant of an incentive option or nonqualified option shall be evidenced by the same agreement as the incentive option or nonqualified option which is granted in tandem with such SAR and such SAR shall relate to the same number of shares of Common Stock to which such option shall relate and such other terms and conditions as the Program Administrators, in their sole discretion, deem are not inconsistent with the terms of the SAR Plan, including conditions on the exercise of such SAR which relate to the employment of the Plan Participant or any requirement that the Plan Participant exchange a prior outstanding option and/or SAR.

    Section 4.  Payment at Exercise.  Upon the settlement of a SAR in accordance with the terms of the SAR Agreement, the Plan Participant shall (subject to the terms and conditions of the SAR Plan and SAR Agreement) receive a payment equal to the excess, if any, of the SAR Exercise Price (as defined below) for the number of shares of the SAR being exercised at that time over the SAR Grant Price (as defined below) for such shares. Such payment may be paid in cash or in shares of the Company's Common Stock or by a combination of the foregoing, at the time of exercise of the SAR, specified by the Program Administrators in the SAR Agreement. If any portion of the payment is paid in shares of the Company's Common Stock, such shares shall be valued for this purpose at the SAR Exercise Price on the date the SAR is exercised and any payment in shares which calls for a payment in fractional share shall automatically be paid in cash based on such valuation. As used herein, "SAR Exercise Date" shall mean the date on which the exercise of a SAR occurs under the SAR Agreement, "SAR Exercise Price" shall mean the fair market value (as determined by the Program Administrators) of a share of Common Stock on a SAR Exercise Date and "SAR Grant Price" shall mean the price which would have been the option exercise price for one share of Common Stock if the SAR had been granted as an option, or if the SAR granted in tandem with an option, the option exercise price per share for the related option.

    Section 5.  Special Terms and Conditions.  Each SAR Agreement which evidences the grant of a SAR shall incorporate such terms and conditions as the Program Administrators in their absolute discretion deem are not inconsistent with the terms of the SAR Plan and the agreement for the incentive option or nonqualified option, if any, granted in tandem with such SAR, except that: (i) if a SAR is granted in tandem with an incentive option or nonqualified option, the SAR shall be exercisable only when the related incentive option or nonqualified option is exercisable; and (ii) the Plan Participant's right to exercise a SAR granted in tandem with an incentive option or nonqualified option shall be forfeited to the extent that the Plan Participant exercises the related incentive option or nonqualified option and the Plan Participant's right to exercise the incentive option or nonqualified option shall be forfeited to the extent the Plan Participant exercises the related SAR, but any such

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forfeiture shall not count as a forfeiture for purposes of making the shares subject to such option or SAR again available for use under the General Provisions of the Program.

    Section 6.  Compliance with Securities Laws.  Shares shall not be issued with respect to any option granted under the SAR Plan, unless the exercise of that option and the issuance and delivery of the shares pursuant thereto shall comply with all applicable provisions of foreign, state and federal law, including, without limitation, the Securities Act of 1933, as amended, and the Exchange Act, and the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Program Administrators may also require a SAR holder to furnish evidence satisfactory to the Company, including a written and signed representation letter and consent to be bound by any transfer restrictions imposed by law, legend, condition, or otherwise, that the shares are being purchased only for investment purposes and without any present intention to sell or distribute the shares in violation of any state or federal law, rule, or regulation. Further, each SAR holder shall consent to the imposition of a legend on the shares of Common Stock subject to his or her option and the imposition of stop-transfer instructions restricting their transferability as required by law or by this Section 6.

    Section 7.  Continued Employment or Service.  Each SAR holder, if requested by the Program Administrators, must agree in writing as a condition of receiving his or her SAR, to remain in the employment of, or service to, the Company or any of its subsidiaries following the date of the granting of that SAR for a period specified by the Program Administrators. Nothing in this SAR Plan or in any SAR granted hereunder shall confer upon any SAR holder any right to continued employment by, or service to, the Company or any of its subsidiaries, or limit in any way the right of the Company or any subsidiary at any time to terminate or alter the terms of that employment or service arrangement.

    Section 8.  Option Rights Upon Termination of Employment or Service.  If a SAR holder under this SAR Plan ceases to be employed by, or provide services to, the Company or any of its subsidiaries for any reason other than death or disability, his or her SAR shall immediately terminate; provided, however, that the Program Administrators may, in their sole and absolute discretion, allow the SAR to be exercised, to the extent exercisable on the date of termination of employment or service.

    Section 9.  Option Rights Upon Disability.  If a SAR holder becomes disabled within the meaning of Code Section 422 (e) (3) while employed by the Company or any subsidiary corporation, the Program Administrators, in their discretion, may allow the SAR to be exercised, to the extent exercisable on the date of termination of employment, at any time within one year after the date of termination of employment due to disability, unless either the SAR Agreement or the SAR Plan otherwise provides for earlier termination.

    Section 10.  Option Rights Upon Death of SAR Holder.  Except as otherwise limited by the Program Administrators at the time of the grant of a SAR, if a SAR holder dies while employed by, or providing services to, the Company or any of its subsidiaries, his or her SAR shall expire one year after the date of death unless by its terms it expires sooner. During this one-year or shorter period, the SAR may be exercised, to the extent that it remains unexercised on the date of death, by the person or persons to whom the SAR holder's rights under the SAR shall pass by will or by the laws of descent and distribution, but only to the extent that the SAR holder is entitled to exercise the option at the date of death.

    Section 11.  SARs Not Transferable.  SARs granted pursuant to the terms of this SAR Plan may not be sold, pledged, assigned, or transferred in any manner otherwise than by will or the laws of descent or distribution and may be exercised during the lifetime of a SAR holder only by that SAR holder. No such SARs shall be pledged or hypothecated in any way nor shall they be subject to execution, attachment, or similar process.

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 PLAN VII

OTHER STOCK RIGHTS PLAN

    Section 1.  Terms and Conditions.  The purpose of the Other Stock Rights Plan (the "Stock Rights Plan") is to promote the growth and general prosperity of the Company by permitting the Company to grant stock rights to help attract and retain superior personnel for positions of substantial responsibility with the Company and its subsidiaries to provide individuals with an additional incentive to the success of the Company. The terms and conditions of Performance Shares, Stock Payments or Dividend Equivalent Rights granted under the Stock Rights Plan may differ from one another as the Program Administrators shall, in their discretion, determine in each stock rights agreement (the "Stock Rights Agreement"). Unless any provision herein indicates to the contrary, this Stock Rights Plan shall be subject to the General Provisions of the Program.

    Section 2.  Duration.  Each Performance Share or Dividend Equivalent Right and all rights thereunder granted pursuant to the terms of the Stock Rights Plan shall expire on the date determined by the Program Administrators as evidenced by the Stock Rights Agreement, but in no event shall any Performance Shares or Dividend Equivalent Rights expire later than ten (10) years from the date on which the Performance Shares or Dividend Equivalent Rights are granted. In addition, each Performance Share, Stock Payment or Dividend Equivalent Right shall be subject to early termination as provided in the Stock Rights Plan.

    Section 3.  Grant.  Subject to the terms and conditions of the Stock Rights Agreement, the Program Administrators may grant Performance Shares, Stock Payments or Dividend Equivalent Rights as provided under the Stock Rights Plan. Each grant of Performance Shares, Dividend Equivalent Rights and Stock Payments shall be evidenced by a Stock Rights Agreement, which shall state the terms and conditions of each as the Program Administrators, in their sole discretion, deem are not inconsistent with the terms of the Stock Rights Plan.

    Section 4.  Performance Shares.  Performance Shares shall become payable to a Plan Participant based upon the achievement of specified Performance Objectives and upon such other terms and conditions as the Program Administrators may determine and specify in the Stock Rights Agreement evidencing such Performance Shares. Each grant shall satisfy the conditions for performance-based awards hereunder and under the General Provisions. A grant may provide for the forfeiture of Performance Shares in the event of termination of employment or other events, subject to exceptions for death, disability, retirement or other events, all as the Program Administrators may determine and specify in the Stock Rights Agreement for such grant. Payment may be made for the Performance Shares at such time and in such form as the Program Administrators shall determine and specify in the Stock Rights Agreement and payment for any Performance Shares may be made in full in cash or by certified cashier's check payable to the order of the Company or, if permitted by the Program Administrators, by shares of the Company's Common Stock or by the surrender of all or part of an award, or in other property, rights or credits deemed acceptable by the Program Administrators or, if permitted by the Program Administrators, by a combination of the foregoing. If any portion of the purchase price is paid in shares of the Company's Common Stock, those shares shall be tendered at their then fair market value as determined by the Program Administrators. Payment in shares of Common Stock includes the automatic application of shares of Common Stock received upon the exercise or settlement of Performance Shares or other option or award to satisfy the exercise or settlement price.

    Section 5.  Stock Payments.  The Program Administrators may grant Stock Payments to a person eligible to receive the same as a bonus or additional compensation or in lieu of the obligation of the Company or a subsidiary to pay cash compensation under other compensatory arrangements, with or without the election of the eligible person (except in the case of stock in lieu of normal salary or compensation), provided that the Plan Participant will be required to pay an amount equal to the

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aggregate par value of any newly issued Stock Payments. A Plan Participant shall have all the voting, dividend, liquidation and other rights with respect to shares of Common Stock issued to the Plan Participant as a Stock Payment upon the Plan Participant becoming holder of record of such shares of Common Stock; provided, however, the Program Administrators may impose such restrictions on the assignment or transfer of such shares of Common Stock as they deem appropriate and as are evidenced in the Stock Rights Agreement for such Stock Payment.

    Section 6.  Dividend Equivalent Rights.  The Program Administrators may grant Dividend Equivalent Rights in tandem with the grant of incentive options or nonqualified options, SARs, Restricted Shares or Performance Shares that otherwise do not provide for the payment of dividends on the shares of Common Stock subject to such awards for the period of time to which such Dividend Equivalent Rights apply, or may grant Dividend Equivalent Rights that are independent of any other such award. A Dividend Equivalent Right granted in tandem with another award may be evidenced by the agreement for such other award; otherwise, a Dividend Equivalent Right shall be evidenced by a separate Stock Rights Agreement. Payment may be made by the Company in cash or by shares of the Company's Common Stock or by a combination of the foregoing, may be immediate or deferred and may be subject to such employment, performance objectives or other conditions as the Program Administrators may determine and specify in the Stock Rights Agreement for such Dividend Equivalent Rights. The total payment attributable to a share of Common Stock subject to a Dividend Equivalent Right shall not exceed one hundred percent (100%) of the equivalent dividends payable with respect to an outstanding share of Common Stock during the term of such Dividend Equivalent Right, taking into account any assumed investment (including assumed reinvestment in shares of Common Stock) or interest earnings on the equivalent dividends as determined under the Stock Rights Agreement in the case of a deferred payment, provided that such percentage may increase to a maximum of two hundred percent (200%) if a Dividend Equivalent Right is subject to a Performance Objective.

    Section 7.  Compliance with Securities Laws.  Shares shall not be issued with respect to any award granted under the Stock Rights Plan, unless the award and the issuance and delivery of the shares pursuant thereto shall comply with all applicable provisions of foreign, state and federal law, including, without limitation, the Securities Act of 1933, as amended, and the Exchange Act, and the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Program Administrators may also require a Participant to furnish evidence satisfactory to the Company, including a written and signed representation letter and consent to be bound by any transfer restrictions imposed by law, legend, condition, or otherwise, that the shares are being purchased only for investment purposes and without any present intention to sell or distribute the shares in violation of any state or federal law, rule, or regulation. Further, each Participant shall consent to the imposition of a legend on the shares of Common Stock subject to his or her award and the imposition of stop-transfer instructions restricting their transferability as required by law or by this Section 7.

    Section 8.  Continued Employment or Service.  Each Participant, if requested by the Program Administrators, must agree in writing as a condition of receiving his or her award, to remain in the employment of, or service to, the Company or any of its subsidiaries following the date of the granting of that award for a period specified by the Program Administrators. Nothing in this Stock Rights Plan in any award granted hereunder shall confer upon any Participant any right to continued employment by, or service to, the Company or any of its subsidiaries, or limit in any way the right of the Company or any subsidiary at any time to terminate or alter the terms of that employment or service arrangement.

    Section 9.  Rights Upon Termination of Employment or Service.  If a Participant under this Stock Rights Plan an ceases to be employed by, or provide services to, the Company or any of its subsidiaries for any reason other than death or disability, his or her award shall immediately terminate; provided,

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however, that the Program Administrators may, in their sole and absolute discretion, allow the award to be exercised, to the extent exercisable on the date of termination of employment or service, at any time within sixty (60) days after the date of termination of employment or service, unless either the Stock Rights Agreement or this Stock Rights Plan otherwise provides for earlier termination.

    Section 10.  Rights Upon Disability.  If a Participant becomes disabled within the meaning of Code Section 422 (e) (3) while providing services to the Company or any subsidiary corporation, the Program Administrators, in their discretion, may allow the award to be exercised, to the extent exercisable on the date of termination of service, at any time within one year after the date of termination of service due to disability, unless either the Stock Rights Agreement or the Stock Rights Plan otherwise provides for earlier termination.

    Section 11.  Rights Upon Death.  Except as otherwise limited by the Program Administrators at the time of the grant of an award, if a Participant dies while employed by the Company or any subsidiary corporation, his or her award shall expire one year after the date of death unless by its terms it expires sooner. During this one year or shorter period, the award may be exercised, to the extent that it remains unexercised on the date of death, by the person or persons to whom the Participant's rights under the award shall pass by will or by the laws of descent and distribution, but only to the extent that the Participant is entitled to exercise the award at the date of death.

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QuickLinks

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
ELECTION OF DIRECTORS (ITEM I)
STOCKHOLDER RETURN PERFORMANCE GRAPH
COMPARISON OF CUMULATIVE TOTAL RETURN AMONG QAD INC., THE NASDAQ COMPOSITE TOTAL RETURN INDEX, THE ROBERTSON STEPHENS SOFTWARE INDEX AND THE NASDAQ COMPUTER INDEX
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
APPROVAL OF AMENDMENT TO QAD INC. 1997 STOCK INCENTIVE PROGRAM (ITEM II)
RATIFICATION OF INDEPENDENT AUDITORS (ITEM III)
STOCKHOLDER PROPOSALS
  Appendix A
  APPENDIX B
1997 STOCK INCENTIVE PROGRAM
PART I
INCENTIVE STOCK OPTION PLAN
PART II
NONQUALIFIED STOCK OPTION PLAN
PART III
RESTRICTED SHARE PLAN
PART IV
EMPLOYEE STOCK PURCHASE PLAN
PART V
NON–EMPLOYEE DIRECTOR STOCK OPTION PLAN
PART VI
STOCK APPRECIATION RIGHTS PLAN
PLAN VII
OTHER STOCK RIGHTS PLAN